Touchstone Diversified Small Cap Value Fund Touchstone Value Opportunities Fund

Prospectus/Proxy Statement - Please Vote Today!

The Touchstone Diversified Small Cap Value Fund and Touchstone Value Opportunities Fund (each a “Touchstone Fund” and together the “Touchstone Funds”) will hold a special meeting of shareholders on or about August 20, 2009. Please take the time to read the enclosed Prospectus/Proxy Statement in its entirety, as well as the highlighted information below. These documents will explain the proposals in detail and help you decide on the issues.

It is important for you to vote and we encourage you to do so. Please vote today!

What are the proposals?

In summary, there are two proposals: 1) to reorganize Touchstone Diversified Small Cap Value Fund into Federated Clover Small Value Fund, and 2) to reorganize Touchstone Value Opportunities Fund into Federated Clover Value Fund (each a “Reorganization” and collectively the “Reorganizations”). Both Touchstone Funds are currently subadvised by the same investment teams that manage the Federated Clover Small Value Fund and the Federated Clover Value Fund (each a “Federated Clover Fund” and together the “Federated Clover Funds”).

More specifically, if approved, your Touchstone Fund(s) will be reorganized into a comparable Federated Clover Fund as follows:

If you own shares in:	You will receive shares of:
Touchstone Diversified Small Cap Value	Federated Clover Small Value
▪ Class A Shares	ð Class A Shares
▪ Class C Shares	ð Class C Shares
▪ Class Z Shares	ð Class A Shares

Touchstone Value Opportunities	Federated Clover Value
▪ Class A Shares	ð Class A Shares
▪ Class C Shares	ð Class C Shares
▪ Class Z Shares	ð Class A Shares
Note that the investment objectives of Federated Clover Small Value Fund and Touchstone Diversified Small Cap Value Fund are similar. The investment objective of the Federated Clover Small Value Fund is to seek capital appreciation. The investment objective of the Touchstone Diversified Small Cap Value Fund is to seek long-term total return. Although the investment objectives are phrased differently in their prospectuses, both funds are currently managed using substantially the same investment strategies and techniques by the same team of investment professionals.
Likewise, Federated Clover Value Fund and Touchstone Value Opportunities Fund have similar investment objectives, and are managed with the same investment strategies and techniques by the same group of investment professionals. The investment objective of the Federated Clover Value Fund is to seek capital appreciation. The investment objective of the Touchstone Value Opportunities Fund is to seek long-term total return.

Who is Federated Investors?

Since 1955, millions of investors in the United States and around the globe have relied on Federated Investors, Inc. (NYSE: FII) (“Federated”) for world-class investment management. Federated has grown to become one of the nation's largest investment managers with more than $409 billion in assets under management as of March 31, 2009.

Federated provides comprehensive investment management to more than 5,400 institutions and intermediaries (corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers) and is a component of the S&P 500 Index.

What else can you tell me about the Federated Clover Funds?
The Funds are managed by Federated Global Investment Management Corp. through its Federated Clover Investment Advisors division. Clover Capital Management, Inc. was founded in 1984 and its assets were acquired by Federated in late 2008, continuing its 24-year tradition of value investing under the Federated Clover name. Matthew P. Kaufler, CFA, Paul W. Spindler, CFA, and Stephen K. Gutch, CFA, bring nearly 60 years of combined experience to the Federated Clover Value Fund team, while Lawrence R. Creatura, CFA, and Stephen K. Gutch, CFA, bring 27 years of combined experience to Federated Clover Small Value shareholders. Both teams use an intensive, disciplined process to manage their funds.

Why are the Reorganizations being proposed?
The Reorganizations are being proposed because, in the opinion of the Touchstone Funds’ Board of Trustees, investment in the Federated Clover Funds is in the best interest of the Touchstone Funds’ shareholders. A summary of the reasons for the proposals can be found in the Prospectus/Proxy Statement.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the proposals described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on these changes and we urge you to do so.

How will the Reorganization(s) affect my investment(s)?

•	The Reorganization will be a tax-free transaction under the Internal Revenue Code of 1986 as amended.
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The cash value of your investment will not change, and you will not have to pay any sales charge to transfer your assets to the applicable Federated Clover Fund. You will receive shares of the Federated Clover Fund with a total dollar value equal to the Touchstone Fund shares that you own at the time of the Reorganization.

•	Touchstone Funds will distribute any undistributed income and realized capital gains accumulated prior to the Reorganizations to their shareholders. These distributions, if any, will be taxable.

•
Shareholders of the Touchstone Funds who receive Class A Shares of the applicable Federated Fund will be subject to a sales load on future purchases unless such shareholder qualifies for a waiver from such sales load.

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Shareholders of the Touchstone Funds who receive Class C Shares of the applicable Federated Fund will be subject to a contingent deferred sales load on future purchases unless such shareholder qualifies for a waiver from the contingent deferred sales load.

Can I continue to make purchases into the Touchstone Funds?

If shareholders of the Touchstone Funds approve the reorganization proposal, the Touchstone Funds will liquidate by transferring substantially all of their assets to the Federated Funds.  After the reorganization, the Federated Funds will retain their current investment goals and strategies and current portfolio managers.  Shares of the Touchstone Funds will be closed to new and subsequent investments as of the close of business on August 25, 2009.

What will happen to my account?

After the Reorganization, your Touchstone account will be closed and a new account will be opened for you in the corresponding Federated Clover Fund. This process will occur automatically, with no action required by you.

Will my current account options transfer over to my new account?

Yes, these servicing features will transfer automatically to your Federated Clover Fund account.

How do I vote?
You may vote your shares in person at the August 20, 2009 meeting, or by completing and returning the proxy card enclosed with this statement. If you:

▪	Do not respond at all, we may contact you by telephone to request that you cast your vote.
▪	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposals.

You may also vote by telephone or on the internet; please refer to your enclosed ballot for the appropriate toll-free telephone number and web address.

What should I do in connection with the Reorganization?
You need not do anything for this Reorganization except vote your shares today.  If approved, the Reorganization will take place automatically, and your Touchstone Fund shares will automatically be exchanged for the appropriate Federated Clover Fund shares.

Whom do I call if I have questions about this Proxy Statement?

Please don’t hesitate to contact your Investment Professional, or call us toll-free at 1-800-543-0407.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Diversified Small Cap Value Fund

Touchstone Value Opportunities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 20, 2009

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TO SHAREHOLDERS OF TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND AND TOUCHSTONE VALUE OPPORTUNITIES FUND, PORTFOLIOS OF TOUCHSTONE FUNDS GROUP TRUST: A special meeting of the shareholders of Touchstone Diversified Small Cap Value Fund and Touchstone Value Opportunities Fund will be held at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 at 2:00 p.m. (Eastern time), on August 20, 2009, for the following purposes:

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1. For shareholders of Touchstone Diversified Small Cap Value Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Clover Small Value Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Touchstone Diversified Small Cap Value Fund in exchange for Class A Shares of Federated Clover Small Value Fund to be distributed pro rata by Touchstone Diversified Small Cap Value Fund to its shareholders of Class A Shares and Class Z Shares and in exchange for Class C Shares of Federated Clover Small Value Fund, to be distributed pro rata by Touchstone Diversified Small Cap Value Fund to its shareholders of its Class C Shares, in complete liquidation and termination of Touchstone Diversified Small Cap Value Fund; and

2. For shareholders of Touchstone Value Opportunities Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Clover Value Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Touchstone Value Opportunities Fund in exchange for Class A Shares of Federated Clover Value Fund to be distributed pro rata by Touchstone Value Opportunities Fund to its shareholders of Class A Shares and Class Z Shares and in exchange for Class C Shares of Federated Clover Value Fund, to be distributed pro rata by Touchstone Value Opportunities Fund to its shareholders of its Class C Shares, in complete liquidation and termination of Touchstone Value Opportunities Fund.

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The Touchstone Board of Trustees has fixed June 29, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.

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By Order of the Touchstone Board of Trustees,

Jay S. Fitton
Secretary
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July 6, 2009

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YOU CAN HELP AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

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July 6, 2009

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Acquisition of the assets

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND

and

TOUCHSTONE VALUE OPPORTUNITIES FUND

each a series of the Touchstone Funds Group Trust

303 Broadway

Suite 1100

Cincinnati, OH 45202-4203

Telephone No: 1-800-543-0407

By and in exchange for Class A Shares and Class C Shares of

FEDERATED CLOVER SMALL VALUE FUND

and

FEDERATED CLOVER VALUE FUND

each a series of Federated Equity Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Telephone No: 1-800-341-7400

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This Prospectus/Proxy Statement describes the proposals upon which shareholders of the Touchstone Diversified Small Cap Value Fund and Touchstone Value Opportunities Fund, (each a “Touchstone Fund” and together the “Touchstone Funds”) each a series of the Touchstone Funds Group Trust will be asked to vote at a special meeting of shareholders to be held at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202, at 2:00 p.m. (Eastern time), on August 20, 2009. Each Touchstone Fund is a series of an open-end management investment company. The proposals and the shareholders entitled to vote on them are as follows:

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1. Shareholders of Touchstone Diversified Small Cap Value Fund will be asked to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Clover Small Value Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Touchstone Diversified Small Cap Value Fund in exchange for Class A Shares of Federated Clover Small Value Fund to be distributed pro rata by Touchstone Diversified Small Cap Value Fund to its shareholders of Class A Shares and Class Z Shares and in exchange for Class C Shares of Federated Clover Small Value Fund, to be distributed pro rata by Touchstone Diversified Small Cap Value Fund to shareholders of Class C Shares, in complete liquidation and termination of Touchstone Diversified Small Cap Value Fund (the “Small Value Reorganization”); and

2. Shareholders of Touchstone Value Opportunities Fund will be asked to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Clover Value Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Touchstone Value Opportunities Fund in exchange for Class A Shares of Federated Clover Value Fund to be distributed pro rata by Touchstone Value Opportunities Fund to its shareholders of Class A Shares and Class Z Shares and in exchange for Class C Shares of Federated Clover Value Fund, to be distributed pro rata by Touchstone Value Opportunities Fund to shareholders of Class C Shares, in complete liquidation and termination of Touchstone Value Opportunities Fund (the “Value Reorganization” and together with the Small Value Reorganization the “Reorganizations”).

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Shareholders of the Touchstone Funds on June 29, 2009 (“Record Date”) will be entitled to vote on the applicable proposals.

For a comparison of the investment objectives, strategies and policies of the Touchstone Funds to those of the Federated Clover Small Value Fund and Federated Clover Value Fund (each a “Federated Fund” and together the “Federated Funds”), respectively, see “Summary — Comparison of Investment Objectives, Policies, Limitations and Risks”. Each Federated Fund is a series of an open-end management investment company. Information concerning shares of the Federated Funds, compared to shares of the Touchstone Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary — Comparative Fee Tables” and “Information About the Reorganizations — Description of Touchstone Funds and Federated Funds Capitalization.”

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about each Federated Fund that a prospective investor should know before voting on the Reorganizations. This Prospectus/Proxy Statement is accompanied by the prospectuses of the applicable Federated Funds, each dated January 21, 2009, each of which are incorporated herein by reference. The Statement of Additional Information dated June 29, 2009 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by the Federated Funds with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1. A Prospectus dated February 1, 2009 and Statement of Additional Information for the Touchstone Funds dated February 1, 2009 as supplemented June 24, 2009;

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2. Statements of Additional Information for the Federated Funds, each dated January 21, 2009;

3. An Annual Report dated September 30, 2008 and a Semi-Annual Report dated March 31, 2009 for the Touchstone Funds; and

4. A Semi-Annual Report for the Federated Funds dated March 31, 2009.

Copies of these materials and other information about the Federated Funds and Touchstone Funds may be obtained without charge by writing or by calling the Federated Funds or Touchstone Funds at the addresses and telephone numbers shown on the previous pages.

You can copy and review information about the Federated Funds and Touchstone Funds at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Federated Funds and Touchstone Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

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SUMMARY

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This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. The form of the Agreement and Plan of Reorganization (each a “Plan”) pursuant to which the Reorganizations will be conducted are attached to this Prospectus/Proxy Statement as Exhibit A. The Financial Highlights for the Touchstone Funds are attached as Exhibit B. A copy of the prospectus for the applicable Federated Funds accompanies this Prospectus/Proxy Statement.

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REASONS FOR THE PROPOSED REORGANIZATIONS

The following proposals are being presented to the shareholders of the applicable Touchstone Fund:

Proposal (1): Federated Clover Small Value Fund would acquire all of the assets of Touchstone Diversified Small Cap Value Fund in exchange for Federated Clover Small Value Fund’s Class A to be distributed pro rata by Touchstone Diversified Small Cap Value Fund’s Class A and Class Z shareholders and in exchange for Class C Shares of Federated Clover Small Value Fund, to be distributed pro rata by Touchstone Diversified Small Cap Value Fund to its shareholders of Class C Shares, in complete liquidation and dissolution of Touchstone Diversified Small Cap Value Fund, and

Proposal (2): Federated Clover Value Fund would acquire all of the assets of Touchstone Value Opportunities Fund in exchange for Class A Shares of Federated Clover Value Fund to be distributed pro rata by Touchstone Value Opportunities Fund to its shareholders of Class A Shares and Class Z Shares and in exchange for Class C Shares of Federated Clover Value Fund, to be distributed pro rata by Touchstone Value Opportunities Fund to its shareholders of Class C Shares, in complete liquidation and dissolution of Touchstone Value Opportunities Fund.

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As a result of the Reorganizations, each shareholder of a Touchstone Fund will become the owner of the corresponding Federated Fund shares having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the applicable Touchstone Fund on the Closing Date. At the time of the Reorganizations, the NAV of each Touchstone Fund will be determined in accordance with the procedures described in the Prospectus and Statement of Additional Information for the corresponding Federated Fund, and in accordance with the valuation procedures of each Federated Fund.

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On December 1, 2008, Federated Investors, Inc., through a wholly owned subsidiary, acquired certain assets of Clover Capital Management, Inc. (the “Acquisition”). Prior to the Acquisition, Clover Capital Management, Inc. (“Clover”) served as subadviser to the Touchstone Funds. In connection with the Acquisition and effective as of December 1, 2008, the Touchstone Funds appointed Federated Global Investment Management Corp. (“Federated Adviser”) as the successor subadviser to each of the Touchstone Funds. There was no change to the portfolio management team as a result of the appointment of the Federated Adviser as subadviser to the Touchstone Funds.

Subsequent to the Acquisition, the Federated Funds were created. Certain privately offered investment funds that were previously managed by Clover transferred assets into the newly created Federated Funds in transactions that closed in March 2009. The portfolio management teams at Clover that were responsible for managing the Touchstone Funds were also responsible for managing the privately offered funds that transferred their assets into the applicable Federated Funds and are now responsible for managing the Federated Funds. Accordingly, if the proposed Reorganizations are approved it is anticipated that shareholders of the Touchstone Funds will be invested in a mutual fund that is managed by the same investment team that currently sub-advises the Touchstone Funds.

It is anticipated that each of the Federated Funds will adopt the performance history and the financial operating history of the corresponding Touchstone Fund upon the consummation of the Reorganizations. The

Federated Funds will not be assuming the liabilities of the Touchstone Funds. The Reorganizations will provide the shareholders of the Touchstone Funds the opportunity to participate in a significantly larger fund family through the Federated Funds. Federated Investors, Inc. (“Federated”) is one of the largest investment managers in the United States. As of March 31, 2009, its assets under management totaled $409 billion, with 158 mutual funds and a variety of separately managed account options.

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In considering the proposed Reorganizations, the Board of Trustees of the Touchstone Funds (the “Touchstone Board”) took into consideration a number of factors, including, among others: (1) each Touchstone Fund and its corresponding Federated Fund have been managed by the same team of investment professionals using substantially similar investment strategies and techniques; (2) the members of the portfolio management teams of each Touchstone Fund are currently employees of the investment adviser to the Federated Funds resulting in a continuity of portfolio management; (3) the Reorganizations will be tax free reorganizations; (4) the Touchstone Board reviewed the proposed fee structure of the Federated Funds and noted that while the gross fees (before contractual waivers) of the Touchstone Funds are currently lower than the Federated Funds’ gross fees (other than for Class A and Class C of the Touchstone Small Value Fund, which are higher) the projected net fees (after voluntary waivers) of the combined funds after giving effect to the Reorganizations were the same or lower than the Touchstone Funds’ existing fees (after giving effect to contractual waivers); (5) current shareholders of the Touchstone Funds will have expanded exchange privileges as shareholders of the Federated Funds; (6) the sales force of the Federated fund complex provides a broad distribution capacity resulting in the potential for larger funds; and (7) the alternatives available to shareholders of the Touchstone Funds, including the ability to redeem their shares.

The shareholders of Class A Shares and Class Z Shares of the Touchstone Funds will not be subject to any front-end sales charge on the shares of the Federated Funds they receive on the Closing Date. However, these shareholders will be subject to applicable front-end sales charges on any future purchases of Class A Shares of the Federated Funds unless they qualify for a waiver. For a description of waivers applicable to purchases of Class A Shares of the Federated Funds see the chart under the section titled “Purchase, Redemption and Exchange Procedures; Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holding Information.”

The shareholders of Class C Shares of the Touchstone Funds who receive Class C Shares of the applicable Federated Fund will be subject to the contingent deferred sales charge of the shares of the Federated Fund received in the Reorganization but the holding period will include the period in which they held their Class C Shares of the Touchstone Fund.

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The adviser to the Touchstone Funds, Touchstone Advisors, Inc. (the “Touchstone Adviser”) has recommended, and the Touchstone Board has approved, the proposed Reorganizations. Federated and the Touchstone Adviser are making every effort to make the Reorganizations seamless transactions for shareholders. The portfolio management team of Federated Clover Investment Advisors (formerly Clover Capital Management, Inc.), a division of Federated Global Investment Management Corp., has been responsible for the day-to-day management of the Touchstone Funds and the Federated Funds since inception, either as the Touchstone Funds’ sub-adviser (the “Touchstone Sub-advisor”) or as the relevant Federated Fund’s investment adviser (the “Federated Adviser”). For more information on the portfolio managers of the Federated Funds, please see “Summary — Portfolio Management Information.”

The Touchstone Board, including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act), has concluded that the Reorganizations would be in the best interests of each Touchstone Fund and that the interests of shareholders of the Touchstone Funds would not be diluted as a result of the Reorganizations.

If shareholders of a Touchstone Fund fail to approve a Reorganization, such Touchstone Fund will not be reorganized and the Touchstone Board will consider other alternatives for such Touchstone Fund. Approval of one Reorganization is not dependent upon shareholder approval of the other Reorganization.

Tax Consequences

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As a condition to each Reorganization, the applicable Federated Fund and the corresponding Touchstone Fund each will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) so that no gain or loss will be recognized directly as a result of the Reorganization by the Federated Fund, the Touchstone Fund or the Touchstone Fund’s shareholders. The aggregate tax basis of the Federated Fund shares received by each of the Touchstone Funds’ shareholders will be the same as the aggregate tax basis of the shares of the corresponding Touchstone Fund held by such shareholder immediately prior to the Reorganization. The Touchstone Funds will distribute to shareholders any previously undistributed ordinary income and realized capital gains (if any and after reduction by any available capital loss carryover) accumulated prior to the Reorganizations.

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Proposed Reorganization of Federated American Leaders Fund, Inc.

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Shareholders of the Federated American Leaders Fund, Inc. are simultaneously being asked (pursuant to a separate prospectus/proxy statement) to approve the reorganization of the Federated American Leaders Fund, Inc. into the Federated Clover Value Fund (the “ALF Reorganization”). Although the proxy solicitation period for the ALF Reorganization is expected to occur concurrently with the proxy solicitation for the Value Reorganization, it is anticipated that the closing of the ALF Reorganization will occur after the closing of the Value Reorganization. If the ALF Reorganization is approved by the shareholders of the Federated American Leaders Fund, Inc., the assets of the Federated Clover Value Fund will increase as a result, thereby having an impact on the gross fees and expenses and capitalization of the Federated Clover Value Fund. Accordingly, this Prospectus/Proxy Statement discloses the anticipated effect of the ALF Reorganization on the pro forma fees, expenses and capitalization of the Federated Clover Value Fund after giving effect to both the Value Reorganization and the ALF Reorganization.

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THE TOUCHSTONE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF EACH REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks for each Touchstone Fund with its corresponding Federated Fund. Please be aware that this is only a summary discussion. More complete information may be found in the applicable Federated Funds’ and the Touchstone Funds’ prospectuses.

FEDERATED CLOVER SMALL VALUE FUND (“Federated Small Fund”) — TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND (“Touchstone Small Fund”)

The Touchstone Small Fund is advised by the Touchstone Adviser. However, the Touchstone Adviser has hired the Touchstone Sub-advisor to manage the day-to-day management of the Touchstone Small Fund. The Federated Small Fund is managed by the Federated Adviser, which includes the same management team as the Touchstone Sub-advisor.

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The investment objectives of Federated Small Fund and Touchstone Small Fund are similar. The investment objective of Federated Small Fund is to seek capital appreciation. The investment objective of Touchstone Small Fund is to seek long-term total return. Although the investment objectives are phrased differently, the Federated Small Fund and the Touchstone Small Fund are currently managed utilizing substantially the same investment strategies and techniques by the same team of investment professionals.

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The Federated Small Fund and the Touchstone Small Fund invest, under normal market conditions, at least 80% of their assets in equity securities of U.S. companies with small market capitalizations that the Federated

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Adviser and the Touchstone Sub-advisor believe to be under-valued relative to the market or their historic valuation. The Federated Small Fund defines small-cap companies for this purpose as companies with similar market capitalizations at the time of purchase as those in the range of those market capitalizations of companies included in the Russell 2000 Index. The Touchstone Small Fund defines small-cap companies for this purpose as companies with similar market capitalizations at the time of purchase as those in the range of those market capitalizations of companies included in the Russell 2000 Value Index. The Russell 2000 Value Index includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Since the Russell 2000 Value Index is a subset of the Russell 2000 Index, the market capitalization ranges of the two indexes are similar. For example, as of April 30, 2009, the largest market capitalization in the Russell 2000 Index was $3.463 billion and for the Russell 2000 Value Index it was $3.213 billion.

The Federated Small Fund and Touchstone Small Fund invest in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for each of the Funds, the Federated Adviser and the Touchstone Sub-advisor seek to identify companies whose stock is out of favor with investors.

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Under normal market conditions, the Federated Small Fund and the Touchstone Small Fund invest their assets in a diversified portfolio of equity securities including common stocks, preferred stocks which are convertible into common stock, warrants, shares of other investment companies, real estate investment trusts (REITs), ADRs and other domestically traded securities of foreign issuers. The Funds may also engage in securities lending as well as invest in a variety of other equity and fixed-income instruments. The Federated Small Fund may also invest in derivatives under normal market conditions, while the Touchstone Small Fund will not invest in derivatives under normal market conditions.

Other Differences. Other differences between the Federated Small Fund and the Touchstone Small Fund are:

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(1) Federated Small Fund’s investment in ADRs and other domestically traded securities of foreign issuers may constitute up to 20% of the Federated Small Fund’s assets. The Touchstone Small Fund also invests in ADRs but does not disclose the maximum percentage of the Touchstone Small Fund’s assets that may be invested in ADRs. The Funds have invested historically approximately the same percentage of each Fund’s total assets in ADRs and other domestically traded securities of foreign issuers, therefore there have not been any material differences regarding the percentage of assets invested in such securities.

(2) Federated Small Fund may invest up to 15% of its net assets in equity interests issued by REITs. The Touchstone Small Fund may also invest in REITs but does not disclose the maximum percentage of the Touchstone Small Fund’s assets that may be invested in REITs. The Funds have invested historically approximately the same percentage of each Fund’s total assets in REITS, therefore there have not been any material differences regarding the percentage of assets invested in such securities.

(3) Touchstone Small Fund may engage in short sales while the Federated Small Fund may not engage in short sales. However, the Touchstone Small Fund has not historically sold securities short.

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The following summarizes some of the more significant risk factors relating to the Federated Small Fund and Touchstone Small Fund as described in their prospectuses.

Because Federated Small Fund and Touchstone Small Fund have similar investment objectives and strategies, their principal risks will be substantially similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either the Federated Small Fund or the Touchstone Small Fund.

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•	Stock Market Risks. The value of equity securities in the Federated Small Fund’s and Touchstone Small Fund’s portfolio will fluctuate and, as a result, each of the fund’s share price may decline
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suddenly or over a sustained period of time. The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the funds may invest. During periods of extreme market volatility, prices of securities held by the funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

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Small Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. If a security that is within the range for the Federated Small Fund and Touchstone Small Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the funds may continue to hold the security if, in the judgment of the Federated Adviser and the Touchstone Sub-advisor, the security remains otherwise consistent with the portfolio’s goal and strategies. However, this change may affect the flexibility of the Fund in making new investments.

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Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

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Sector Risks. Because the Federated Small Fund and Touchstone Small Fund may allocate relatively more assets to certain industry sectors than others, either fund’s performance may be more susceptible to any developments which affect those sectors emphasized by each of the funds.

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Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Federated Small Fund or the Touchstone Small Fund and a potential reduction in gains to the Federated Small Fund or the Touchstone Small Fund. Derivative contracts and hybrid instruments may also involve other risks such as stock market, interest rate, credit, currency, liquidity and leverage risks. Under normal market conditions, the Touchstone Small Fund will not invest in derivatives.

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Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Federated Small Fund or the Touchstone Small Fund will fail to meet its obligations. This could cause either fund to lose the benefit of the transaction or prevent the Federated Small Fund or the Touchstone Small Fund from selling or buying other securities to implement its investment strategy.

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Liquidity Risks. The securities in which the Federated Small Fund and Touchstone Small Fund invest may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Federated Small Fund or the Touchstone Small Fund may not be able to sell a security or close out a derivative contract when it wants to.

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Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Federated Small Fund or the Touchstone Small Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Federated Small Fund’s or the Touchstone Small Fund’s risk of loss and potential for gain.

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Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Federated Small Fund and the Touchstone Small Fund may invest in ADRs and other domestically traded securities of foreign companies, the Federated Small Fund’s or the Touchstone Small Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

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Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Federated Small Fund or the Touchstone Small Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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Portfolio Turnover. The Touchstone Small Fund and the Federated Small Fund may actively trade their portfolio securities in an attempt to achieve their investment objectives. Active trading will cause the Touchstone Small Fund and the Federated Small Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the fund’s trading costs and may have an adverse impact on performance.

•	Lending of Portfolio Securities. Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

The Touchstone Small Fund may be subject to the following additional risks:

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Manager of Managers Risk. The Touchstone Adviser engages sub-advisors, such as the Touchstone Sub-advisor, to make investment decisions on its behalf for the Touchstone Small Fund. There is a risk that the Touchstone Adviser may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

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Short Selling Risk. A short sale by Touchstone Small Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Touchstone Small Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Touchstone Small Fund pays interest to the lender. If the value of the securities declines between the time that the Touchstone Small Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Touchstone Small Fund makes a profit on the difference (less any interest the fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Touchstone Small Fund. Securities sold short may instead appreciate in value creating a loss for the Touchstone Small Fund. This loss is theoretically unlimited as there is no limit as to how high the securities sold short can appreciate in value. The Touchstone Small Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Touchstone Small Fund has borrowed securities may go bankrupt and the Touchstone Small Fund may lose the collateral it has deposited with the lender. A short sale is “against the box” if at all times during which the short position is open, a Touchstone Small Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Touchstone Small Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise.

FEDERATED CLOVER VALUE FUND (“Federated Value Fund”) — TOUCHSTONE VALUE OPPORTUNITIES FUND (“Touchstone Value Fund”)

The Touchstone Value Fund is advised by the Touchstone Adviser. However, the Touchstone Adviser has hired the Touchstone Sub-advisor to manage the day-to-day management of the Touchstone Value Fund. The Federated Value Fund is managed by the Federated Adviser, which includes the same management team as the Touchstone Sub-advisor.

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The investment objectives of the Federated Value Fund and Touchstone Value Fund are similar. The investment objective of Federated Value Fund is to seek capital appreciation. The investment objective of Touchstone Value Fund is to seek long-term total return. Although the investment objectives are phrased differently Federated Value Fund and Touchstone Value Fund are managed utilizing substantially the same investment strategies and techniques by the same team of investment professionals.

The Federated Value Fund and Touchstone Value Fund invest their assets in equity securities of U.S. companies with large, mid or small market capitalizations that the Federated Adviser and the Touchstone Sub-advisor believe to be under-valued relative to the market or their historic valuation. The Federated Value Fund and the Touchstone Value Fund invest in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for Federated Value Fund and Touchstone Value Fund, the Federated Adviser and the Touchstone Sub-advisor will seek to identify companies whose stock is out of favor with investors.

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Under normal market conditions, the Federated Value Fund and the Touchstone Value Fund invest their assets in a diversified portfolio of equity securities including common stocks, preferred stocks which are convertible into common stock, warrants, shares of other investment companies, real estate investment trusts (REITs), ADRs and other domestically traded securities of foreign issuers, as well as a variety of other equity and fixed-income instruments. The Funds may also engage in securities lending. The Federated Value Fund may also invest in derivatives under normal market conditions, while the Touchstone Value Fund will not invest in derivatives under normal market conditions.

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It is anticipated that if the proposed Value Reorganization is consummated the Federated Value Fund may add language to its investment strategy disclosure to state that it intends to invest its assets primarily in the common stocks and other equity securities of U.S. companies with large market capitalizations that the Federated Adviser believes are undervalued relative to the market or their historic valuations. Securities with mid or small market capitalizations may continue to be held. Large cap companies will be considered to be companies with market capitalizations similar to those in the Russell 1000 Index. Morningstar has categorized the Touchstone Value Opportunities Fund in its large value style box since 2005. Both the Federated Clover Value Fund and Touchstone Value Opportunities Fund are currently categorized in Morningstar’s large value category. The investment strategy may also further detail the selection process the Federated Adviser uses to select investments for the Federated Value Fund. The additional disclosure to the investment strategy is not intended to materially alter the way in which the Federated Adviser manages the Federated Value Fund. Rather, the additional disclosure is intended to provide more detail with respect to the Federated Adviser’s investment process and to clarify that the Federated Adviser intends to invest in companies with large market capitalizations to a greater degree than small and mid market capitalization companies, which has historically been the case.

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Other Differences. Other stated differences between the Federated Value Fund and the Touchstone Value Fund are:

(1) The Federated Value Fund invests under normal market conditions at least 70% of its assets in companies with large, mid or small market capitalizations. The Touchstone Value Fund, under normal market conditions, invests at least 80% of its assets in companies that the Touchstone Sub-advisor believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. The Federated Value Fund has invested historically at least 80% of its assets in companies with large, mid or small market capitalizations and therefore there have not been any material differences regarding the amount of assets invested in such securities by the Federated Value Fund or the Touchstone Value Fund.

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(2) Federated Value Fund’s investment in ADRs and other domestically traded securities of foreign issuers may constitute up to 20% of the Federated Value Fund’s assets. The Touchstone Value Fund also invests in ADRs but does not disclose the maximum percentage of the Touchstone Value Fund’s assets that may be invested in ADRs. The Funds have invested historically approximately the same percentage of each Fund’s total assets in ADRs and other domestically traded securities of foreign issuers, therefore there have not been any material differences regarding the percentage of assets invested in such securities.

(3) Federated Value Fund may invest up to 10% of its net assets in equity interests issued by REITs. The Touchstone Value Fund also invests in REITs but does not disclose the maximum percentage of the Touchstone Value Fund’s assets that may be invested in REITs. The Funds have invested historically approximately the same percentage of each Fund’s total assets in REITS, therefore there have not been any material differences regarding the percentage of assets invested in such securities.

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(4) Federated Value Fund, under normal circumstances, may invest up to 30% of the Federated Value Fund’s assets in money market or similar cash investment in order to maintain liquidity or if the Federated Adviser determines that securities meeting the Federated Value Fund’s investment objectives are not otherwise reasonably available for purchase.

(5) Touchstone Value Fund may engage in short sales while the Federated Value Fund may not engage in short sales. However, the Touchstone Value Fund has not historically sold securities short.

The following summarizes some of the more significant risk factors relating to the Federated Value Fund and Touchstone Value Fund as described in their prospectuses.

Because Federated Value Fund and Touchstone Value Fund have similar investment objectives and strategies, their principal risks will be substantially similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either fund.

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Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Federated Value Fund’s or the Touchstone Value Fund’s share price may decline suddenly or over a sustained period of time. The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the funds may invest. During periods of extreme market volatility, prices of securities held by the funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

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Large Sized Company Risks. The Federated Value Fund and the Touchstone Value Fund may invest in large-size companies. Although diminished in larger-cap companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.

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Medium Sized Company Risks. The Federated Value Fund and the Touchstone Value Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.

•	Small Company Risks. The Federated Value Fund and the Touchstone Value Fund may invest in smaller-capitalization companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

•

Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•

Sector Risks. Because the Federated Value Fund and Touchstone Value Fund may allocate relatively more assets to certain industry sectors than others, either fund’s performance may be more susceptible to any developments which affect those sectors emphasized by each of the funds.

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Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Federated Value Fund or the Touchstone Value Fund and a potential reduction in gains to the Federated Value Fund or the Touchstone Value Fund. Derivative contracts and hybrid instruments may also involve other risks such as stock market, interest rate, credit, currency, liquidity and leverage risks. Under normal market conditions, the Touchstone Value Fund will not invest in derivatives.

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Credit Risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Federated Value Fund or the Touchstone Value Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Federated Value Fund or the Touchstone Value Fund from selling or buying other securities to implement its investment strategy.

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Liquidity Risks. The securities in which the Federated Value Fund and the Touchstone Value Fund invest may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Federated Value Fund or the Touchstone Value Fund may not be able to sell a security or close out a derivative contract when it wants to.

•

Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Federated Value Fund or the Touchstone Value Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Federated Value Fund’s or the Touchstone Value Fund’s risk of loss and potential for gain.

•

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Federated Value Fund and the Touchstone Value Fund may invest in ADRs and other domestically traded securities of foreign companies, the Federated Value Fund’s or the Touchstone Value Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

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Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Federated Value Fund or the Touchstone Value Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

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Portfolio Turnover. The Touchstone Value Fund and the Federated Value Fund may actively trade their portfolio securities in an attempt to achieve their investment objectives. Active trading will cause the Touchstone Value Fund and the Federated Value Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the fund’s trading costs and may have an adverse impact on performance.

•	Lending of Portfolio Securities. Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

The Touchstone Value Fund may be subject to the following additional risks:

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Manager of Managers Risk. The Touchstone Adviser engages sub-advisors, such as the Touchstone Sub-advisor, to make investment decisions on its behalf for the Touchstone Value Fund. There is a risk that the Touchstone Adviser may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

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Short Selling Risk. A short sale by the Touchstone Value Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Touchstone Value Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Touchstone Value Fund pays interest to the lender. If the value of the securities declines between the time that the Touchstone Value Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Touchstone Value Fund makes a profit on the difference (less any interest the fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Touchstone Value Fund. Securities sold short may instead appreciate in value creating a loss for the Touchstone Value Fund. This loss is theoretically unlimited as there is no limit as to how high the securities sold short can appreciate in value. The Touchstone Value Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Touchstone Value Fund has borrowed securities may go bankrupt and the Touchstone Value Fund may lose the collateral it has deposited with the lender. A short sale is “against the box” if at all times during which the short position is open, a Touchstone Value Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Touchstone Value Fund with respect to the securities that are sold short.

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In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise.

INVESTMENT POLICIES — FEDERATED FUNDS AND TOUCHSTONE FUNDS

The Touchstone Funds and the Federated Funds (each a “Fund”) has fundamental investment policies which may not be changed without shareholder approval as well as non-fundamental policies which may be changed by the Fund’s Board without shareholder approval. The Federated Funds and the Touchstone Funds are managed by the same portfolio management teams using substantially similar investment strategies. Nonetheless, there are differences in the investment policies attributable primarily to the fact that the Federated Funds are part of the Federated “family” of funds, and therefore, will have policies that are consistent with other Federated funds, whereas the Touchstone Funds are part of the Touchstone “family” of funds and therefore have policies that are consistent with the other Touchstone Funds. The following table compares the investment policies of the Touchstone Funds and the Federated Funds:

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TOUCHSTONE FUNDS	FEDERATED FUNDS

Real Estate and Commodities (fundamental)

The Fund may not purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Real Estate (fundamental)

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities (fundamental)

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.*

Oil, Gas or Mineral (fundamental) The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases	There is no corresponding Federated Fund policy.

Lending (fundamental)

The Fund may not make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund’s total assets. A Fund may also make loans to other investment companies to the extent provided by the 1940 Act or by any exemptions therefrom which may be granted to the Fund by the SEC.

Lending (fundamental)

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Underwriting (fundamental) The Fund will not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

Underwriting (fundamental)

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where they may be considered to be an underwriter under the Securities Act of 1933.

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TOUCHSTONE FUNDS	FEDERATED FUNDS

Borrowing Money (fundamental)

The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

Issuing Senior Securities (Fundamental)

The Fund may not issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

Borrowing Money and Issuing Senior Securities (fundamental)

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. **

Concentration (fundamental) The Fund may not invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.

Concentration (fundamental)

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

In applying the Fund’s concentration limitation, the investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

Diversification of Investments (fundamental)

The Fund may not with respect to 75% of the Funds’ assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Diversification of Investments (fundamental)

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

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TOUCHSTONE FUNDS	FEDERATED FUNDS

Purchases on Margin (non-fundamental)

The Fund may not purchase securities on a margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

Purchases on Margin (non-fundamental)

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets (non-fundamental)

The Fund may not pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing.

Pledging Assets (non-fundamental)

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Illiquid Securities (non-fundamental)

The Fund may not purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption form registration in Section 4(2) of the Securities Act of 1933 (the “1933 Act”) and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

The Fund may hold up to 15% of its net assets in illiquid securities.

Illiquid Securities (non-fundamental)

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Investments in Securities (non-fundamental) The Fund may not make investment in securities when outstanding borrowings exceed 5% of the Fund’s total assets.	There is no corresponding Federated Fund limitation.

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TOUCHSTONE FUNDS	FEDERATED FUNDS

Temporary Investments (non-fundamental)

The Fund may for temporary defense purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

Temporary Investments (non-fundamental)

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

Other Policies (non-fundamental)

The Fund may not invest in companies for the purpose of exercising control.

The Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

The Fund may purchase securities on a when-issued basis and borrow money.

The Fund may enter into futures and options transactions.

The Fund may purchase convertible securities.

The Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund’s assets.

The Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

The Fund may purchase Rule 144A securities and other restricted securities.

The Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund’s total assets.

The Federated Board has not adopted corresponding non-fundamental policies. However, the Federated Funds have been operated in a manner that is generally consistent with the non-fundamental policies of the Touchstone Funds (listed under “Other Policies”).
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*	The 1940 Act requires that a fund state in its registration statement a fundamental policy as to whether it reserves freedom of action to invest in commodities and prohibits a fund from purchasing commodities without shareholder approval except in accordance with that policy. The 1940 Act does not otherwise prohibit or restrict investments in commodities.
**	Under the 1940 Act the Fund may borrow up to one-third of its assets from banks, borrow money or issue senior securities in certain circumstances to the extent certain conditions are met. The restrictions on borrowing under the 1940 Act are designed to protect shareholders and their investment by limiting the Fund’s ability to leverage its assets.
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COMPARATIVE FEE TABLES

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The Federated Funds and the Touchstone Funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses incurred by (i) Class A Shares, Class C Shares and Class Z Shares of Touchstone Small Fund, Class A Shares and Class C Shares of Federated Small Fund, and pro forma fees for the Federated Small Fund after giving effect to the Reorganization, and (ii) Class A Shares, Class C Shares and Class Z Shares of Touchstone Value Fund, Class A Shares and Class C Shares of Federated Value Fund, and pro forma fees for the Federated Value Fund after giving effect to the Value Reorganization and after giving effect to both the Value Reorganization and the ALF Reorganization. While the gross fees (before contractual waivers) of the Touchstone Funds are currently lower than the Federated Funds’ gross fees (other than for Class A and Class C of the Touchstone Small Value Fund which are higher) the projected net fees (after voluntary waivers) of the combined funds after giving effect to the Reorganizations were the same or lower than the Touchstone Funds’ existing fees (after giving effect to contractual waivers). It should be noted that the fee waivers of the Federated Funds are voluntary and can be terminated at any time. If such fee waivers were terminated, the Federated Funds fees would likely be higher than the Touchstone Funds fees (after giving effect to contractual waivers). The cost of the proxy solicitation, including the printing and mailing of proxy materials, will be borne by the Federated Adviser or its affiliates and/or the Touchstone Adviser.

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Touchstone Small Fund — Federated Small Fund

FEES AND EXPENSES

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This table describes (1) the fees and expenses of Touchstone Small Value Fund’s Class A Shares and Class Z Shares as reflected in their most recent prospectus dated February 1, 2009; (2) the anticipated fees and expenses of Federated Small Value Fund’s Class A Shares as of its current fiscal period ending September 30, 2009; and (3) the anticipated fees and expenses of Federated Small Value Fund’s Class A Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

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Shareholder Fees	Touchstone Small Value Fund — Class A Shares	Touchstone Small Value Fund — Class Z Shares	Federated Small Value Fund — Class A Shares	Federated Small Value Fund — Class A Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None[1]	None	0.00%[1]	0.00%[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Shareholder Fees	Touchstone Small Value Fund — Class A Shares	Touchstone Small Value Fund — Class Z Shares	Federated Small Value Fund — Class A Shares	Federated Small Value Fund — Class A Shares Pro Forma Combined
Annual Fund Operating Expenses[2]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.85%	0.85%	0.90%[3]	0.90%[4]
Distribution (12b-1) Fee	0.25%	None	0.05%[5]	0.05%[5]
Other Expenses	4.77%	0.60%[6]	2.06%[7]	1.12.%[8]
Total Annual Fund Operating Expenses	5.87%	1.45%	3.01%	2.07%
Fee Waiver and/or Expense Reimbursement (contractual)	4.42%[9]	0.00%[9]	0.00%	0.00%
Net Annual Fund Operating Expenses (after contractual waiver and/or reimbursement)	1.45%	1.45%	3.01%	2.07%

1	Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge (“CDSC”) of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.
2	With respect to Touchstone Small Value Fund, the percentages shown are based on expenses as reflected in its most recent prospectus dated February 1, 2009. With respect to Federated Small Value Fund and Federated Small Value Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending September 30, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to Federated Small Value Fund and Federated Small Value Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser, administrator and distributor expect to waive, reimburse and/or not to charge certain amounts. These are shown below along with the net expenses Federated Small Value Fund and Federated Small Value Fund Pro Forma Combined expect to pay for the fiscal period ending September 30, 2009.

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Total Waivers, Reimbursement and Reduction of Fund Expenses	0.00%	0.00%	1.57%	0.63%
Total Actual/Anticipated Annual Fund Operating Expenses (after anticipated waivers, reimbursements and reduction)	1.45%	1.45%	1.44%	1.44%
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3	With respect to Federated Small Value Fund, the Adviser expects to voluntarily waive the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by Federated Small Value Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the period ending September 30, 2009.
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4	With respect to Federated Small Value Fund Pro Forma Combined, the Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of the fund, the management fee paid by Federated Small Value Fund Pro Forma Combined is expected to be 0.38% for the period ending September 30, 2009.
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5	With respect to Federated Small Value Fund and Federated Small Value Fund Pro Forma Combined, the Funds’ Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the period ending September 30, 2009.
6	With respect to Touchstone Small Value Fund, includes 0.21% of shareholder services fees.
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7

With respect to Federated Small Value Fund, “Other Expenses” includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. “Other Expenses” also includes a recordkeeping fee which is used to compensate

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intermediaries for recordkeeping services. “Other Expenses” also includes amounts the fund might incur indirectly if it were to invest in other investment companies. For the fiscal period ending September 30, 2009, these “Acquired Fund Fees and Expenses” are estimated to be less than 0.01%. The administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of Federated Small Value Fund. The administrator and Adviser can terminate this anticipated voluntary waiver and reimbursement any time. Total other expenses paid by Federated Small Value Fund’s Class A Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 1.44% for the period ending September 30, 2009.

8	With respect to Federated Small Value Fund Pro Forma Combined, “Other Expenses” includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. “Other Expenses” also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. “Other Expenses” also includes amounts the fund might incur indirectly if it were to invest in other investment companies. For the fiscal period ending September 30, 2009, these “Acquired Fund Fees and Expenses” are estimated to be less than 0.01%. The administrator expects to voluntarily waive a portion of its fee of the Federated Small Value Fund Pro Forma Combined. The administrator can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of Federated Small Value Fund Pro Forma Combined, total other expenses paid by Federated Small Value Fund Pro Forma Combined’s Class A Shares (after the anticipated voluntary waiver) are expected to be 1.06% for the period ending September 30, 2009.
9	With respect to Touchstone Small Value Fund, Touchstone Advisers and the Trust have entered into an expense limitation agreement whereby Touchstone Advisers contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, “Acquired Funds Fees and Expenses,” if any, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, “Net Expenses” for Class A Shares (including Rule 12b-1 fees) and Class Z Shares (including shareholder services fees) will not exceed 1.45%.
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Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Touchstone Small Cap Value Fund’s operating expenses are as shown in the Table and remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example), and that for Federated Small Value Fund’s Class A Shares and Federated Small Value Fund’s Class A Shares — Pro Forma Combined, operating expenses are before anticipated waivers, reimbursements and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Touchstone Small Value Fund, Class A Shares:
Expenses assuming redemption	$714	$1,850	$2,966	$5,673
Expenses assuming no redemption	$714	$1,850	$2,966	$5,673
Touchstone Small Value Fund, Class Z Shares:
Expenses assuming redemption	$148	$459	$792	$1,735
Expenses assuming no redemption	$148	$459	$792	$1,735
Federated Small Value Fund, Class A Shares:
Expenses assuming redemption	$837	$1,429	$2,045	$3,694
Expenses assuming no redemption	$837	$1,429	$2,045	$3,694
Federated Small Value Fund, Pro Forma Combined Class A Shares:
Expenses assuming redemption	$748	$1,163	$1,602	$2,818
Expenses assuming no redemption	$748	$1,163	$1,602	$2,818

The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future.

FEES AND EXPENSES

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This table describes (1) the fees and expenses of Touchstone Small Value Fund’s Class C Shares as reflected in their most recent prospectus dated February 1, 2009; (2) the anticipated fees and expenses of Federated Small Value Fund’s Class C Shares as of its current fiscal period ending September 30, 2009; and (3) the anticipated fees and expenses of Federated Small Value Fund’s Class C Shares as of the fiscal period ending September 30, 2009 on a pro forma combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year).

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Shareholder Fees	Touchstone Small Value Fund — Class C Shares	Federated Small Value Fund — Class C Shares	Federated Small Value Fund — Class C Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%[1]	1.00%[1]	1.00%[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Wire Redemption Fee	Up to $15	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses[2]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.85%	0.90%[3]	0.90%[4]
Distribution (12b-1) Fee	1.00%	0.75%	0.75%
Other Expenses	2.54%	2.06%[5]	1.12%[6]
Total Annual Fund Operating Expenses	4.39%	3.71%	2.77%
Fee Waiver and/or Expense Reimbursement (contractual)	2.19%[7]	0.00%	0.00%
Net Annual Fund Operating Expenses (after contractual waiver and/or reimbursement)	2.20%	3.71%	2.77%

1	The 1.00% contingent deferred sales charge (“CDSC”) is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in each Fund’s Prospectus.
2	With respect to Touchstone Small Value Fund, the percentages shown are based on expenses as reflected in its most recent prospectus dated February 1, 2009. With respect to Federated Small Value Fund and Federated Small Value Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending September 30, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to Federated Small Value Fund and Federated Small Value Fund Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator expect to waive and /or reimburse certain amounts. These are shown below along with the net expenses Federated Small Value Fund and Federated Small Value Fund Pro Forma Combined expect to pay for the fiscal period ending September 30, 2009.

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Total Waivers and Reimbursement of Fund Expenses	0.00%	1.52%	0.58%
Total Actual/Anticipated Annual Fund Operating Expenses (after anticipated waivers and reimbursement)	2.20%	2.19%	2.19%
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3	With respect to Federated Small Value Fund, the Adviser expects to voluntarily waive the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by Federated Clover Small Value Fund (after the anticipated voluntary waiver) is expected to be 0.00% for the period ending September 30, 2009.
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4	With respect to Federated Small Value Fund Pro Forma Combined, the Adviser expects to voluntarily waive a portion of the management fee. The Adviser can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of the fund, the management fee paid by Federated Small Value Fund Pro Forma Combined is expected to be 0.38% for the period ending September 30, 2009.
5	With respect to Federated Small Value Fund, “Other Expenses” includes a shareholder services fee /account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. “Other Expenses” also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. “Other Expenses” also includes amounts the fund might incur indirectly if it were to invest in other investment companies. For the fiscal period ending September 30, 2009, these “Acquired Fund Fees and Expenses” are estimated to be less than 0.01%. The administrator expects to voluntarily waive a portion of its fee and the Adviser expects to voluntarily reimburse certain operating expenses of Federated Small Value Fund. The administrator and Adviser can terminate this anticipated voluntary waiver and reimbursement at any time. Total other expenses paid by Federated Small Value Fund’s Class C Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 1.44% for the period ending September 30, 2009.
6	With respect to Federated Small Value Fund Pro Forma Combined, “Other Expenses” includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. “Other Expenses” also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. “Other Expenses” also includes amounts the fund might incur indirectly if it were to invest in other investment companies. For the fiscal period ending September 30, 2009, these “Acquired Fund Fees and Expenses” are estimated to be less than 0.01%. The administrator expects to voluntarily waive a portion of its fee of the Federated Small Value Fund Pro Forma Combined. The administrator can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of Federated Clover Small Value Fund Pro Forma Combined, total other expenses paid by Federated Small Value Fund Pro Forma Combined’s Class C Shares (after the anticipated voluntary waiver) are expected to be 1.06% for the period ending September 30, 2009.
7	With respect to Touchstone Small Value Fund, Touchstone Advisers and the Trust have entered into an expense limitation agreement whereby Touchstone Advisers contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, “Acquired Fund Fees and Expenses,” if any, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, “Net Expenses” for Class C Shares (including Rule 12b-1 fees) will not exceed 2.20%.
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Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Touchstone Small Value Fund’s operating expenses are as shown in the Table and remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example), and that for Federated Small Value Fund’s Class C Shares and Federated Small Value Fund’s Class C Shares — Pro Forma Combined, operating expenses are before anticipated waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Touchstone Small Value Fund, Class C Shares:
Expenses assuming redemption	$323	$1,131	$2,050	$4,398
Expenses assuming no redemption	$223	$1,131	$2,050	$4,398
Federated Small Value Fund, Class C Shares:
Expenses assuming redemption	$473	$1,135	$1,916	$3,958
Expenses assuming no redemption	$373	$1,135	$1,916	$3,958
Federated Small Value Fund, Pro Forma Combined Class C Shares:
Expenses assuming redemption	$380	$859	$1,464	$3,099
Expenses assuming no redemption	$280	$859	$1,464	$3,099

The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future.

Touchstone Value Fund — Federated Value Fund

FEES AND EXPENSES

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This table describes (1) the fees and expenses of Touchstone Value Fund’s Class A Shares and Class Z Shares as reflected in their most recent prospectus dated February 1, 2009; (2) the anticipated fees and expenses of Federated Value Fund’s Class A Shares as of its current fiscal period ending September 30, 2009; (3) the anticipated fees and expenses of Federated Value Fund’s Class A Shares as of the fiscal year ending September 30, 2009 on a pro forma combined basis after giving effect to the Value Reorganization (as if the Reorganization had occurred on the first day of the fiscal year); and (4) the anticipated fees and expenses of Federated Value Fund’s Class A Shares as of the fiscal year ending September 30, 2009 on a pro forma combined basis after giving effect to both the Value Reorganization and the ALF Reorganization.

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Shareholder Fees	Touchstone Value Fund — Class A Shares	Touchstone Value Fund — Class Z Shares	Federated Value Fund — Class A Shares	Federated Value Fund — Class A Shares Pro Forma Combined	Federated Value Fund — Class A Shares Pro Forma Combined II (Touchstone Value Fund, Federated Value, American Leaders)
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None[1]	None	0.00%[1]	0.00%[1]	0.00%[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses[2]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.74%	0.74%	0.75%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	0.25%	None	0.05%[5]	0.05%[5]	0.05%[5]
Other Expenses	0.69%	0.57%[6]	1.62%[7]	0.90%[8]	0.76%[8]
Total Annual Fund Operating Expenses	1.68%	1.31%	2.42%	1.70%	1.56%
Fee Waiver and/or Expense Reimbursement (contractual)	0.49%[9]	0.12%[9]	0.00%	0.00%	0.00%
Net Annual Fund Operating Expenses (after contractual waiver and/or reimbursement)	1.19%[10]	1.19%[10]	2.42%	1.70%	1.56%

1	Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge (“CDSC”) of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

2	With respect to Touchstone Value Fund, the percentages shown are based on expenses as reflected in its most recent prospectus dated February 1, 2009. With respect to Federated Value Fund, Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, the percentages shown are based on anticipated expenses for the entire fiscal period ending September 30, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to Federated Value Fund, Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, although not contractually obligated to do so, the Adviser, administrator, distributor and Federated Investors Management Company, an affiliate of the Adviser (affiliate), expect to waive, reimburse and/or not to charge certain amounts. These are shown below along with the net expenses Federated Value Fund, Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II expect to pay for the fiscal period ending September 30, 2009.

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Total Waivers, Reimbursement and Reduction of Fund Expenses	0.00%	0.00%	1.23%	0.51%	0.37%
Total Actual/Anticipated Annual Fund Operating Expenses (after anticipated waivers, reimbursement and reduction)	1.19%	1.19%	1.19%	1.19%	1.19%
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3	With respect to Federated Value Fund, the Adviser expects to voluntarily waive the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 2. The Adviser can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of the fund, the management fee paid by Federated Value Fund is expected to be 0.00% for the period ending September 30, 2009.
4	With respect to Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, the Adviser expects to voluntarily waive a portion of the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 3. The Adviser can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of the fund, the management fee paid by Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II is expected to be 0.38% and 0.53%, respectively, for the period ending September 30, 2009.
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5	With respect to Federated Value Fund, Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, the Funds’ Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the period ending September 30, 2009.
6	With respect to Touchstone Value Fund, includes 0.25% of shareholder services fees.
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7	With respect to Federated Value Fund, “Other Expenses” includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. “Other Expenses” also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. “Other Expenses” also includes amounts the fund might incur indirectly if it were to invest in other investment companies. For the fiscal period ending September 30, 2009, these “Acquired Fund Fees and Expenses” are estimated to be less than 0.01%. The administrator expects to voluntarily waive a portion of its fee and the Adviser and affiliate expect to voluntarily reimburse certain operating expenses of Federated Value Fund. The administrator, Adviser and affiliate can terminate this anticipated voluntary waiver and reimbursement any time. Depending on the average daily net assets of Federated Value Fund, total other expenses paid by Federated Value Fund’s Class A Shares (after the anticipated voluntary waiver and reimbursements) are expected to be 1.19% for the fiscal period ending September 30, 2009.
8

With respect to Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, “Other Expenses” includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. “Other Expenses” also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. “Other Expenses” also includes amounts the fund might incur indirectly if it were to invest in other investment companies. For the fiscal period ending September 30, 2009, these “Acquired Fund Fees and Expenses” are estimated to be less than 0.01%. The administrator expects to voluntarily waive a portion of

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its fee and the affiliate expects to voluntarily reimburse certain operating expenses of Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II. The administrator and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time. Depending on the average daily net assets of Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, total other expenses paid by Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II’s Class A Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 0.81% and 0.66%, respectively, for the fiscal period ending September 30, 2009.

9	With respect to Touchstone Value Fund, Touchstone Advisers and the Trust have entered into an expense limitation agreement whereby Touchstone Advisers contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, “Acquiring Fund Fees and Expenses,” if any, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisers, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, “Net Expenses” for Class A Shares (including Rule 12b-1 fees) and Class Z Shares (including shareholder services fees) will not exceed 1.19%.
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10	With respect to Touchstone Value Fund, “Net Expenses” shown above reflect a change in the Fund’s operating expenses and will differ from the “Net Expenses” reflected in the Fund’s Annual Report for the fiscal year ended September 30, 2008. The actual “Net Expenses” for the Fund’s Class A Shares and Class Z Shares for the fiscal year ended September 30, 2008 were 1.20% and 1.14%, respectively.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Touchstone Value Fund’s operating expenses are as shown in the Table and remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example), and that for Federated Value Fund’s Class A Shares, Federated Value Fund’s Class A Shares — Pro Forma Combined and Federated Value Fund’s Class A Shares — Pro Forma Combined II, operating expenses are before anticipated waivers, reimbursements and reduction as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Touchstone Value Fund, Class A Shares:
Expenses assuming redemption	$689	$1,029	$1,392	$2,409
Expenses assuming no redemption	$689	$1,029	$1,392	$2,409
Touchstone Value Fund, Class Z Shares:
Expenses assuming redemption	$121	$403	$707	$1,569
Expenses assuming no redemption	$121	$403	$707	$1,569
Federated Value Fund, Class A Shares:
Expenses assuming redemption	$783	$1,263	$1,770	$3,155
Expenses assuming no redemption	$783	$1,263	$1,770	$3,155
Federated Value Fund, Pro Forma Combined Class A Shares:
Expenses assuming redemption	$713	$1,056	$1,422	$2,448
Expenses assuming no redemption	$713	$1,056	$1,422	$2,448
Federated Value Fund, Pro Forma Combined II Class A Shares:
Expenses assuming redemption	$700	$1,016	$1,353	$2,304
Expenses assuming no redemption	$700	$1,016	$1,353	$2,304

The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future.

FEES AND EXPENSES

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This table describes (1) the fees and expenses of Touchstone Value Fund’s Class C Shares as reflected in their most recent prospectus dated February 1, 2009; (2) the anticipated fees and expenses of Federated Value Fund’s Class C Shares as of its current fiscal period ending September 30, 2009; (3) the anticipated fees and expenses of Federated Value Fund’s Class C Shares as of the fiscal year ending September 30, 2009 on a pro forma combined basis after giving effect to the Value Reorganization (as if the Reorganization had occurred on the first day of the fiscal year); and (4) the anticipated fees and expenses of Federated Value Fund’s Class C Shares as of the fiscal year ending September 30, 2009 on a pro forma combined basis after giving effect to the Value Reorganization and the ALF Reorganization.

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Shareholder Fees	Touchstone Value Fund — Class C Shares	Federated Value Fund — Class C Shares	Federated Value Fund — Class C Shares Pro Forma Combined	Federated Value Fund — Class C Shares Pro Forma Combined II (Touchstone Value Fund, Federated Value, American Leaders)
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%[1]	1.00%[1]	1.00%[1]	1.00%[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Wire Redemption Fee	Up to $15	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses[2]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.74%	0.75%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	1.00%	0.75%	0.75%	0.75%
Other Expenses	0.82%	1.64%[5]	0.93%[6]	0.81%[6]
Total Annual Fund Operating Expenses	2.56%	3.14%	2.43%	2.31%
Fee Waiver and/or Expense Reimbursement (contractual)	0.62%[7]	0.00%	0.00%	0.00%
Net Annual Fund Operating Expenses (after contractual waiver and/or reimbursement)	1.94%[8]	3.14%	2.43%	2.31%

1	The 1.00% contingent deferred sales charge (“CDSC”) is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in the Prospectus.
2

With respect to Touchstone Value Fund, the percentages shown are based on expenses as reflected in its most recent prospectus dated February 1, 2009. With respect to Federated Value Fund, Federated Value Fund Proforma Combined and Federated Value Fund Pro Forma Combined II, the percentages shown are based on anticipated expenses for the entire fiscal period ending September 30, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to Federated Value Fund, Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, although not contractually obligated to do so, the Adviser, administrator and Federated Investors Management Company, an affiliate of the Adviser (affiliate), expect to waive and /or reimburse certain amounts. These are shown below along with the net expenses Federated Value Fund, Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II expect to pay for the fiscal period ending September 30, 2009.

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Total Waivers and Reimbursement of Fund Expenses	0.00%	1.22%	0.51%	0.39%
Total Actual/Anticipated Annual Fund Operating Expenses (after anticipated waivers and reimbursement)	1.94%	1.92%	1.92%	1.92%
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3	With respect to Federated Value Fund, the Adviser expects to voluntarily waive the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 2. The Adviser can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of the Fund, the management fee paid by Federated Value Fund could be 0.00% for the period ending September 30, 2009.
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4	With respect to Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, the Adviser expects to voluntarily waive a portion of the management fee so that the Total Anticipated Annual Fund Operating Expenses do not exceed the amount stated above in footnote 2. The Adviser can terminate this anticipated voluntary waiver at any time. Depending on the average daily net assets of each Fund, the management fee paid by Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II is expected to be 0.38% and 0.53%, respectively, for the period ending September 30, 2009.
5	With respect to Federated Value Fund, “Other Expenses” includes a shareholder services fee /account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. “Other Expenses” also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. “Other Expenses” also includes amounts the fund might incur indirectly if it were to invest in other investment companies. For the fiscal period ending September 30, 2009, these “Acquired Fund Fees and Expenses” are estimated to be less than 0.01%. The administrator expects to voluntarily waive a portion of its fee and the Adviser and affiliate expect to voluntarily reimburse certain operating expenses of Federated Value Fund. The administrator, Adviser and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time. Depending on the average daily net assets of the Fund, total other expenses paid by Federated Value Fund’s Class C Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 1.17% for the period ending September 30, 2009.
6	With respect to Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, “Other Expenses” includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. “Other Expenses” also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. “Other Expenses” also includes amounts the fund might incur indirectly if it were to invest in other investment companies. For the fiscal period ending September 30, 2009, these “Acquired Fund Fees and Expenses” are estimated to be less than 0.01%. The administrator expects to voluntarily waive a portion of its fee and the affiliate expects to voluntarily reimburse certain operating expenses of Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II. The administrator and affiliate can terminate this anticipated voluntary waiver and reimbursement at any time. Depending on the average daily net assets of Federated Value Fund Pro Forma Combined and Federated Value Fund Pro Forma Combined II, total other expenses paid by Federated Value Fund Pro Forma Combined’s Class C Shares and Federated Value Fund Pro Forma Combined II’s Class C Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 0.79% and 0.64%, respectively, for the period ending September 30, 2009.
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7

With respect to Touchstone Value Fund, Touchstone Advisers and the Trust have entered into an expense limitation agreement whereby Touchstone Advisers contractually agreed to waive a portion of its fees

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and/or reimburse certain Fund expenses in order to limit annual fund operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses,” if any, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940). This expense limitation will remain in effect until at least January 31, 2010. Touchstone Advisors, Inc. has no ability to recoup amounts waived or reimbursed. Pursuant to this agreement, “Net Expenses” for Class C Shares (including Rule 12b-1 fees) will not exceed 1.94%.

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8	With respect to Touchstone Value Fund, “Net Expenses” shown above reflect a change in the Fund’s operating expenses and will differ from the “Net Expenses” reflected in the Fund’s Annual Report for the fiscal year ended September 30, 2008. The actual “Net Expenses” for the Fund’s Class C Shares for the fiscal year ended September 30, 2008 were 1.95%.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Touchstone Value Fund’s operating expenses are as shown in the Table and remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example), and that for Federated Clover Value Fund’s Class C Shares, Federated Clover Value Fund’s Class C Shares — Pro Forma Combined and Federated Clover Value Fund’s Class C Shares — Pro Forma Combined II, operating expenses are before anticipated waivers and reimbursements as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Touchstone Value Fund, Class C Shares:
Expenses assuming redemption	$297	$738	$1,305	$2,849
Expenses assuming no redemption	$197	$738	$1,305	$2,849
Federated Value Fund, Class C Shares:
Expenses assuming redemption	$417	$969	$1,645	$3,448
Expenses assuming no redemption	$317	$969	$1,645	$3,448
Federated Value Fund, Pro Forma Combined Class C Shares:
Expenses assuming redemption	$346	$758	$1,296	$2,766
Expenses assuming no redemption	$246	$758	$1,296	$2,766
Federated Value Fund, Pro Forma Combined II Class C Shares:
Expenses assuming redemption	$334	$721	$1,235	$2,646
Expenses assuming no redemption	$234	$721	$1,235	$2,646

The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future.

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE HISTORY

The bar chart and tables below compare the potential risks and rewards of investing in the Touchstone Funds and the corresponding Federated Funds. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. The total returns shown in the bar charts are based upon NAV. The tables show how each Fund’s average annual total returns for the one year, five years and ten years (or start of performance) compare to returns of a broad-based market index. The figures assume reinvestments of dividends and distributions. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Touchstone Small Fund — Class A Shares

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Risk/Return Bar Chart and Table

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The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Small Value Fund. The performance information in the bar chart below shows the total returns of the Class A Shares of the Touchstone Small Fund on a calendar year basis through December 31, 2008. The bar chart does not reflect any sales charges which would reduce your return. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The Average Annual Total Return table below shows returns averaged over the stated periods for the Class A Shares of the Touchstone Small Fund compared with broad-based market indices. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund’s Class A Shares, Class Z Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 Value Index (Russell 2000 Value).

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(For the Periods Ended December 31, 2008)

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	1 Year	5 Years	10 Years
Touchstone Small Fund — Class A Shares:[1,2,3]
Return Before Taxes	(29.71)%	(0.45)%	7.49%
Return After Taxes on Distributions[4]	(30.52)%	(3.53)%	5.39%
Return After Taxes on Distributions and Sale of Fund Shares[2,4]	(18.38)%	(0.44)%	6.35%
Russell 2000 Value Index[3]	(28.92)%	0.27%	6.11%
Touchstone Small Fund — Class Z Shares
Return Before Taxes	(25.49)%	0.71%	8.11%
Russell 2000 Value Index[3]	(28.92)%	0.27%	6.11%
Touchstone Small Fund — Class C Shares[1]
Return Before Taxes	(25.92)%	0.05%	7.35%
Russell 2000 Value Index[3]	(28.92)%	0.27%	6.11%
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1

The 5 year and 10 year returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class Z shares through November 20, 2006. The returns have been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

2	When the “Return After Taxes on Distributions and Sale of Fund Shares” is greater than the “Return Before Taxes,” it is because of realized losses. If a capital loss occurs upon the redemption of the Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.
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3	The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4.	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

Federated Small Fund — Class A Shares

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Risk/Return Bar Chart

Because the Federated Small Fund is a newly created series, no performance information is available. However, the Federated Small Fund intends to adopt the performance history of the Touchstone Small Fund.

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Touchstone Value Fund — Class A Shares

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Risk/Return Bar Chart and Table

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The bar chart and performance table below illustrate some indication of the risks of investing in the Touchstone Value Fund. The performance information in the bar chart below shows the total returns of the Class A Shares of the Touchstone Value Fund on a calendar year basis through December 31, 2008. The bar chart does not reflect any sales charges which would reduce your return. The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The Average Annual Total Return table below shows returns averaged over the stated periods for the Class A Shares of the Touchstone Value Fund compared with broad-based market indices. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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Average Annual Total Return Table-Touchstone Value Fund

The Average Annual Total Returns for the Fund’s Class A Shares, Class Z Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000 Value Index.

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	1 Year	5 Years	10 Years
Touchstone Value Fund-Class A Shares:[1,2]
Return Before Taxes	(39.45)%	(0.06)%	4.26%
Return After Taxes on Distributions[4]	(39.61)%	(1.70)%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares[2,4]	(25.44)%	0.04%	3.26%
Russell 3000 Value Index[3]	(36.25)%	(0.72)%	1.69%
Touchstone Value Fund-Class — Class Z
Return Before Taxes	(35.71)%	1.19%	4.91%
Russell 3000 Value Index[3]	(36.25)%	(0.72)%	1.69%
Touchstone Value Fund-Class — Class C
Return Before Taxes	(36.23)%	0.44%	4.13%
Russell 3000 Value Index[3]	(36.25)%	(0.72)%	1.69%
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1	The 5 year and 10 year returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class Z shares through November 20, 2006. The returns have been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.
2	When the “Return After Taxes on Distributions and Sale of Fund Shares” is greater than the “Return Before Taxes,” it is because of realized losses. If a capital loss occurs upon the redemption of the Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.
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3	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values Returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4.	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

Federated Value Fund — Class A Shares

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Risk/Return Bar Chart and Table

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The Fund is the successor to a common fund that was organized as a Delaware limited liability company and only available to accredited investors (the “Predecessor Fund”). The Predecessor Fund was managed by Clover Capital Management, Inc. Prior to the Fund’s commencement of operations the Fund had no investment operations. Accordingly, the performance information provided in this Prospectus for the periods prior to its commencement of operations on March 16, 2009 is historical information of the Predecessor Fund adjusted to

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reflect the expenses applicable for the Class A Shares of the Fund. The Predecessor Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions, diversification requirements and other limitations imposed by the 1940 Act and Subchapter M of the Internal Revenue Code. If the Predecessor Fund had been registered under the 1940 Act, the performance may have been adversely affected. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

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The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 15.87% (quarter ended June 30, 2003). Its lowest quarterly return was (23.38)% (quarter ended December 31, 2008).

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Average Annual Total Return Table-Federated Value Fund

The Average Annual Total Returns for the Fund’s Class A Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on the Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 3000 Value Index (Russell 3000 Value) and the Russell 1000 Value Index (Russell 1000 Value).

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(For the Periods Ended December 31, 2008)

	1 Year	5 Years	Since Inception[1]
Class A Shares:[2,3]
Return Before Taxes	(40.51)%	(0.67)%	(0.03)%
Return After Taxes on Distributions[4]	(40.51)%	(0.67)%	(0.03)%
Return After Taxes on Distributions and Sale of Fund Shares[4]	(26.33)%	(0.57)%	(0.02)%
Class C Shares[5]	(38.16)%	(0.28)%	0.10%
Russell 3000 Value[6]	(36.25)%	(0.72)%	0.33%
Russell 1000 Value[7]	(36.85)%	(0.79)%	0.23%

1	The Predecessor Fund commenced operations on June 3, 2002.
2	The Fund is the successor to the Predecessor Fund which was managed by Clover Capital Management, Inc. The Predecessor Fund was not registered under the 1940 Act and was therefore not subject to the restrictions under the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, return before taxes, returns after taxes on distributions and return after taxes on distributions and sale of Fund Shares may have been adversely affected.

3	The Fund’s Class A Shares total returns for such periods are those of the Predecessor Fund but adjusted to reflect the sales charge and expenses applicable to Class A Shares.
4	After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
5	The Fund’s Class C Shares total returns for such periods are those of the Predecessor Fund, but adjusted to reflect the contingent deferred sales charge (CDSC) and expenses applicable to Class C Shares.
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6	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
7	The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
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Financial Highlights

Touchstone Funds

The Financial Highlights of the Touchstone Funds are included as Exhibit B to this Prospectus/Proxy Statement. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Touchstone Fund, assuming reinvestment of any dividends. The information for the Touchstone Funds has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Touchstone Funds’ audited financial statements, is included in the Touchstone Funds’ Annual Report.

Federated Funds

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Since the Federated Funds are newly created series and as this is the Federated Funds’ first fiscal year, audited financial information is not yet available. However, the Federated Small Fund’s Class A Shares intend to adopt the performance history and the financial operating history of the Touchstone Small Fund’s Class A Shares and the Federated Small Fund’s Class C Shares intend to adopt the performance history and the financial operating history of Touchstone Small Fund’s Class C Shares. The Federated Value Fund’s Class A Shares intend to adopt the performance history and the financial operating history of Touchstone Value Fund’s Class A Shares and Federated Value Fund’s Class C Shares intend to adopt the performance history and the financial operating history of Touchstone Value Fund’s Class C Shares.

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INVESTMENT ADVISERS

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The Touchstone Adviser has been a registered investment adviser since 1994. As of March 31, 2009, the Touchstone Adviser had approximately $4.9 billion in assets under management. As the Touchstone Funds’ investment adviser, Touchstone Adviser continuously reviews, supervises and administers the Touchstone Funds’

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investment programs and also ensures compliance with the Funds’ investment policies and guidelines. The address of the Touchstone Adviser is 303 Broadway, Suite 1100, Cincinnati, OH 45202.

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Touchstone Adviser is responsible for selecting a sub-advisor for each Touchstone Fund subject to approval by the Touchstone Board of Trustees. Touchstone Adviser selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Adviser will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with the sub-advisor. The Touchstone Adviser discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Touchstone Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified or terminated. The SEC has granted an exemptive order that permits the Touchstone Trust or Touchstone Adviser, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Touchstone Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-adviser affiliated with the Touchstone Trust or Touchstone Adviser other than by reason of serving as a sub-advisor to one or more Touchstone Funds.

The Touchstone Sub-advisor, a division of the Federated Adviser, an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as sub-adviser to the Touchstone Small Fund and the Touchstone Value Fund. On December 1, 2008, Federated Investors, Inc. acquired certain assets of Clover Capital Management, Inc., in connection with that acquisition created Federated Clover Investment Advisors, a division of the Federated Adviser, which continued to serve as the sub-adviser to the Touchstone Funds. The Touchstone Sub-advisor makes investment decisions for the Touchstone Funds and also maintains compliance with the Touchstone Funds’ investment policies and guidelines.

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The Board of Trustees of the Federated Equity Funds governs the Federated Funds and oversees the Federated Adviser. The Federated Adviser manages the Funds’ assets, including buying and selling portfolio securities. The address of the Federated Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. Federated Advisory Services Company (FASC), an affiliate of the Federated Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Federated Adviser. The fee for these services is paid by the Federated Adviser and not by the Funds. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Federated Adviser and other subsidiaries of Federated advise approximately 158 equity, fixed-income, and money market funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $409.2 billion in assets as of March 31, 2009. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

PORTFOLIO MANAGEMENT INFORMATION

Federated Clover Investment Advisors (“Federated Clover”), a division of Federated Global Investment Management Corp., has been responsible for the day to day management of the Touchstone Funds and the Federated Funds since inception, both as the Federated Funds adviser and the Touchstone Funds sub-advisor. The portfolio managers of the Federated Funds are the same individuals currently serving as portfolio managers to the Touchstone Funds.

Touchstone Small Fund and Federated Small Fund

Stephen K. Gutch

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Stephen Gutch has been the portfolio manager of the Federated Small Fund since March 2009. He is Vice President of the Federated Adviser. Mr. Gutch is also the Portfolio Manager of the Touchstone Small

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Fund. Mr. Gutch conducts investment research in the Financial Services sector and is jointly responsible for the day-to-day management of the Federated Small Fund. Prior to joining Federated, Mr. Gutch was employed with Clover Capital Management, Inc. (“Clover”) where he served as Director of Research, overseeing the firm’s portfolio management effort, and co-manager of Clover’s small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, Mr. Gutch managed the financial services portfolio at Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch earned a B.A. in Economics from the University of Rochester and an M.B.A. from the William E. Simon Graduate School of Business Administration, also at the University of Rochester. Mr. Gutch is a Chartered Financial Analyst.

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Lawrence R. Creatura

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Lawrence Creatura has been the portfolio manager of Federated Small Fund since March 2009. He is Vice President of the Federated Adviser. Mr. Creatura is also the Portfolio Manager of the Touchstone Small Fund. Mr. Creatura conducts equity research in the Consumer Discretionary, Consumer Staples and Technology sectors and is jointly responsible for the day-to-day management of the Fund. Prior to joining Federated, Mr. Creatura was employed with Clover where he co-managed the small-cap value and small-mid cap value investment strategies. Prior to joining Clover in 1994, Mr. Creatura worked in laser research and development for industrial and medical applications. He received a B.S. from the University of Rochester, Institute of Optics and earned his M.B.A. in Finance and International Management, also from the University of Rochester. Mr. Creatura is a Chartered Financial Analyst.

Touchstone Value Fund and Federated Value Fund

The Federated Value Fund is the successor to Clover Capital Multi Cap Value Equity Common Fund, LLC (“Clover Fund”) pursuant to an asset transfer that was completed in March 2009. Prior to that date, the Federated Value Fund had no investment operations. Matthew P. Kaufler and Paul W. Spindler have been the portfolio managers of the Federated Value Fund since March 2009 and prior thereto, Messrs. Kaufler and Spindler were co-managers of the Clover Fund. Stephen K. Gutch has been the portfolio manager of the Federated Value Fund and the Touchstone Value Fund since May 2009.

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Matthew P. Kaufler

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Mr. Kaufler has been the portfolio manager of the Federated Value Fund since March 2009. He is Vice President of the Federated Adviser and Portfolio Manager of the Touchstone Value Fund. He provides research on the Consumer Staples and Consumer Discretionary sectors and is jointly responsible for the day-to-day management of the Federated Value Fund. Prior to joining Federated, Mr. Kaufler was employed by Clover, where he co-managed Clover’s all cap value investment strategy. Mr. Kaufler joined Clover in 1991 and was a senior member of Clover’s research team. Mr. Kaufler also worked in the trust investment division at Chase Manhattan Bank and in the brokerage industry prior to his employment with Clover. Mr. Kaufler received his B.S. in Business from the New York Institute of Technology and earned an M.B.A. from the Rochester Institute of Technology. Mr. Kaufler is the recipient of the Financial Executives Institute award for academic excellence. He is a Chartered Financial Analyst.

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Paul W. Spindler

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Mr. Spindler has been the portfolio manager of the Federated Value Fund since March 2009. He is Vice President of the Federated Adviser and Portfolio Manager of the Touchstone Value Fund. He provides research on the Utility and Energy sectors and is jointly responsible for the day-to-day management of the Federated Value Fund. Prior to joining Federated, Mr. Spindler was employed by Clover, where he co-managed Clover’s all cap value investment strategy. Mr. Spindler joined Clover in 1988 and served on Clover’s research team. Mr. Spindler earned his B.S. in Business from the Rochester Institute of Technology and his M.B.A. from Ohio State University. Mr. Spindler is a Chartered Financial Analyst.

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Stephen K. Gutch

Mr. Gutch has been the portfolio manager of the Federated Value Fund and the Touchstone Value Fund since May 2009. He is Vice President of the Federated Adviser. He is jointly responsible for the day-to-day management of the Federated Value Fund and develops investment strategy for the Fund. Mr. Gutch also leads the research team that provides fundamental coverage across products. Prior to joining Federated, Mr. Gutch was employed by Clover, where he served as Director of Research, overseeing the firm’s portfolio management effort, and co-manager of Clover’s small-cap value strategy. Prior to joining Clover in 2003, Mr. Gutch worked for Continental Advisors, LLC where he was managing director for the firm’s financial services hedge fund. Previous to this, Mr. Gutch managed the financial services portfolio at Fulcrum Investment Group, LLC in Chicago for five years. Mr. Gutch earned a B.A. in Economics from the University of Rochester and an M.B.A. from the William E. Simon Graduate School of Business Administration, also at the University of Rochester. Mr. Gutch is a Chartered Financial Analyst charterholder.

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INVESTMENT ADVISORY AND OTHER FEES

The annual investment advisory fee for each Federated Fund and each Touchstone Fund, as a percentage of each Federated Fund’s and each Touchstone Fund’s daily net assets, is as follows:

FEDERATED FUNDS	ADVISORY FEE	TOUCHSTONE FUNDS	ADVISORY FEE
Federated Small Fund	0.90%	Touchstone Small Fund	0.85%
Federated Value Fund	0.75%	Touchstone Value Fund	0.74%
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Touchstone Adviser pays sub-advisory fees to the Touchstone Sub-advisor from its advisory fee.

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Federated Advisory Services Company (“FASC”), an affiliate of the Federated Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Federated Adviser. The fee for these services is paid by the Federated Adviser and not by the Federated Funds.

The Federated Adviser may voluntarily waive a portion of their advisory fees or reimburse other expenses of the Federated Funds. This voluntary waiver or reimbursement may be terminated by the Federated Adviser at any time in its sole discretion. For current fee and waiver information, please see the section titled “Comparative Fee Tables”.

The Touchstone Adviser has contractually agreed to waive fees and reimburse expenses in order to keep the Touchstone Funds’ total operating expenses limited (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Touchstone’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act). The contractual limits set forth have been adjusted to include the effect of Rule 12b-1 fees. However, for purposes of these waivers, the cost of “Acquired Fund Fees and Expenses,” if any, is excluded from Touchstone Adviser’s waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Touchstone Fund’s average net assets during such month. But for the Reorganizations these fee waivers and expense reimbursements would remain in effect until January 31, 2010.

TOUCHSTONE FUNDS	Contractual Limit on “Net Expenses”
Touchstone Diversified Small Cap Value Fund-Class A Shares and Class Z Shares	1.45%
Touchstone Diversified Small Cap Value Fund Class C Shares	2.20%
Touchstone Value Opportunities Fund Class A Shares and Class Z Shares	1.19%
Touchstone Value Opportunities Fund Class C Shares	1.94%

Administrative Fees

Federated Funds

Federated Administrative Services (“FAS”), an affiliate of the Federated Adviser, serves as administrator to the Federated Funds and provides certain administrative personnel and services (including certain legal and financial reporting services) as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Federated Fund. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS’ minimum annual administrative fee with respect to each Federated Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may voluntarily waive a portion of its fee and may reimburse the Federated Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Federated Funds’ portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

Touchstone Funds

The Touchstone Funds Group Trust (the “Touchstone Trust”) and the Touchstone Adviser have entered into an administration agreement (the “Administration Agreement”) that appoints the Touchstone Adviser as the administrator (the “Administrator”) for the Touchstone Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Touchstone Funds. The Administration Agreement provides that the Touchstone Trust will pay an administrative fee to the Touchstone Adviser of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Touchstone Trust.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Touchstone Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. (“JPMorgan”), 303 Broadway, Cincinnati, Ohio 45202 as the Touchstone Trust’s sub-administrator. JPMorgan prepares and effects regulatory filings for the Touchstone Trust, prepares and distributes materials for board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Touchstone Funds. The sub-administration fees for JPMorgan are paid by the Administrator.

Service Fees

Federated Funds

The Federated Funds may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Touchstone Funds

The Class A Shares and Class C Shares of the Touchstone Funds may pay Service Fees of up to 0.25% of average net assets to shareholder service providers who will provide shareholder services to the Touchstone Funds. Such a fee is part of the Touchstone Funds’ approved Rule 12b-1 fee.

The Touchstone Funds have adopted a shareholder services plan with respect to Class Z Shares. Under this plan, the Touchstone Trust (or the Touchstone Trust’s agents) may enter into agreements pursuant to which the shareholder serving agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Touchstone Trust pays the shareholder servicing agent a fee up to 0.25% of the average daily net assets attributable to the Class Z Shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Account Administration Fees (Federated Funds Only)

The Federated Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Federated Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Rule 12b-1 Fees

Federated Funds

Federated Securities Corp. (“FSC”), an affiliate of the Federated Adviser, is the principal distributor for shares of the Federated Funds. The Federated Funds have adopted a Rule 12b-1 Distribution Plan (the “Distribution Plan”) pursuant to which the Federated Funds may pay a fee to the distributor in an amount computed at an annual rate of 0.05% of the average daily net assets of each Federated Fund’s Class A Shares and 0.75% of the average daily net assets of the Federated Fund’s Class C Shares.

Touchstone Funds

The Touchstone Funds have adopted a distribution agreement (the “Distribution Agreement”) pursuant to Rule 12b-1 under the 1940 Act. The Distribution Agreement authorizes payments by the Touchstone Funds in connection with the distribution of their shares at an annual rate of up to 0.25% of the average daily net assets of the Touchstone Funds’ Class A Shares and up to 0.75% for the Touchstone Fund’s Class C Shares.

Recordkeeping Fees (Federated Funds Only)

The Federated Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Federated Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Funds Only)

The Federated Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Federated Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

Federated Funds

FSC may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to the Federated Funds’ shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Federated Funds. In some cases, such payments may be made by or funded from the resources of companies affiliated with FSC (including the Federated Adviser).These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Funds’ Prospectuses and described above because they are not paid by the Federated Funds.

These payments are negotiated and may be based on such factors as the number or value of Federated Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Federated Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Funds and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting FSC preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization.

Touchstone Funds

Touchstone Securities, Inc., (the “Touchstone Underwriter”), at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Underwriter pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Touchstone Fund or other Touchstone funds. The Touchstone Underwriter reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer’s sales. The Touchstone Underwriter may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. The Touchstone Adviser, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Touchstone Adviser may also reimburse the Touchstone Trust for making these payments.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS INFORMATION

The transfer agent and dividend-disbursing agent for the Federated Funds is State Street Bank and Trust Company (“State Street Bank”). Services provided by State Street Bank include the issuance, cancellation and transfer of the Federated Funds’ shares, and the maintenance of records regarding the ownership of such shares.

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The transfer and dividend-disbursing agent for the Touchstone Funds is JPMorgan Chase Bank, N.A. (“JP Morgan”). JPMorgan maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Touchstone Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

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Reference is made to the prospectuses of the Touchstone Funds dated February 1, 2009, which is incorporated herein by reference and the applicable Federated Fund’s prospectus dated January 21, 2009 which accompanies the Prospectus/Proxy Statement, for a complete description of purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Touchstone Funds and the Federated Funds.

The following chart highlights certain purchase, redemption and exchange features of the Touchstone Funds as compared to such features of the Federated Funds.

Purchase, Redemption and Exchange Features	Touchstone Funds	Federated Funds
Minimum Initial Investment	$2,500.00	$1,500.00

Minimum Subsequent Investments	$50.00	$100.00

Minimum Initial Investment for Retirement Plans	$1,000.00	$250.00

Purchase, Redemption and Exchange Features	Touchstone Funds	Federated Funds
Minimum Subsequent Investment for Retirement Plans	$50.00	$100.00

Minimum Initial Investment through the Automatic Investment Plan	$100.00

Minimum Subsequent Investment through the Automatic Investment Plan	$50.00

Reductions and Waivers of Front-End Sales Charges on Class A Shares	Reductions of Class A Shares front-end sales charge may be reduced by: • the Rights of Accumulation Program • or by signing a Letter of Intent.

Reductions of Class A Shares front-end sales charge may be reduced by:

•     Purchasing Class A Shares in greater quantities to reduce the applicable sales charge

•     Combining concurrent purchases of and/or current investments in Class A, Class B, Class F And Class K Shares of any Federated fund made or held by Qualifying Accounts.

•     Signing a Letter of Intent

Waiver of Class A Shares front-end sales charge on the following:

•     If you invest $1 million or more in Class A Shares of a Touchstone Fund.

•     Exchanges between Touchstone Funds or dividends reinvested in a Touchstone Fund.

•     Purchases by registered representatives or other employees (and their immediate family members) of broker dealers, banks or other financial institutions having selling agreements with Touchstone.

•     Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Underwriter.

Waiver of Class A Shares front-end sales charge on the following:

•     Purchase of shares within 120 days of redeeming shares of an equal or greater amount;

•     Through a financial intermediary that did not receive a dealer reallowance on the purchase;

•     With reinvested dividends or capital gains;

•     As a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire shares at NAV;

•     As a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested

Purchase, Redemption and Exchange Features	Touchstone Funds	Federated Funds

•     Purchases by a trust department of any financial institution in its capacity as trustees to any trust.

•     Purchases through authorized processing organizations described in the Touchstone Fund’s prospectus.

•     Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

•     Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

•     Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund

•     Reinvestment of redemption proceeds from Class A Shares of any Touchstone fund if the reinvestment occurs within 90 days of redemption.

through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

•     As a Trustee or Director, employee or former employee of the Federated Family of Funds, the Federated Adviser, the Federated Distributor and their affiliates, an employee of any financial intermediary that sells shares according to a sales agreement with the Federated Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals, or

•     Pursuant to the exchange privilege.

Purchases and Waivers of Contingent Deferred Sales Charge (CDSC) on Class C Shares

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions.

You will not be charged a CDSC when redeeming Shares:

•     Due to the death or post-purchase disability of a shareholder

•     From a systematic withdrawal plan and the redemption represents no more than 10% of your annual account value

You will not be charged a CDSC when redeeming shares:

•     Following the death of the last surviving shareholder on the account or your post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

Purchase, Redemption and Exchange Features	Touchstone Funds	Federated Funds

•     The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

•     As a mandatory withdrawal from a traditional IRA account after age 70 1/2

•     Representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

•     Purchased within 120 days of a previous redemption of shares, to the extent that the value of the shares purchased was equal to or less than the value of the previous redemption;

•     Purchased by Trustees, employees of the Federated Fund, the Federated Adviser, the Federated Distributor and their affiliates, by employees of a financial intermediary that sells shares according to a sales agreement with the Federated Distributor, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

•     Purchased through a financial intermediary that did not receive an advance commission on the purchase;

•     Purchased with reinvested dividends or capital gains;

•     Redeemed by the Federated Fund when it closes an account for not meeting the minimum balance requirements, and

•     Purchased pursuant to the exchange privilege if the Federated Fund shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).

Redemption Fees	None. However, redeeming shareholders may be charged up to $15 for wire redemptions.	None

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Purchase, Redemption and Exchange Features	Touchstone Funds	Federated Funds
Purchases

Directly from Touchstone or through your financial advisor or by an exchange of another Touchstone fund.

•     By Check

•     By Wire

•     By Automatic Investments

•     By Direct Deposit

•     By Mail

•     Through retirement plans

•     Through processing organization

•     By Dollar Cost Averaging

•     Reinvestment/Cross Reinvestment

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in the Class Z Shares prospectus). Class Z Shares are not available directly from Touchstone and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone.

Through financial intermediaries, directly from the Federated Funds or through an exchange from another Federated fund.

•     By Check

•     By Wire

•     By Automatic Investments

•     By Direct Deposit

•     Retirement Investments

•     By Telephone

•     By Systematic Investment Program

•     By Automated Clearing House (ACH)

Redemptions	• By Telephone • By Mail • By Wire • Through a systematic withdrawal plan • Through your financial advisor or authorized processing organization	• By Telephone • By Mail • By Wire • Through a systematic withdrawal plan • Through your financial advisor or authorized processing organization

Redemptions Policies	Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of proper request. It is possible that the payment of your sale proceeds could be postponed or your right to	Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days: to allow your purchase to clear; during periods of market volatility; when a shareholder’s trade activity or amount adversely
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Purchase, Redemption and Exchange Features	Touchstone Funds	Federated Funds

sell your shares could be suspended during certain circumstances. These circumstances can occur: when the NYSE is closed on days other than customary weekends and holidays, when trading on the NYSE is restricted, when an emergency situation causes a sub-advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a fund’s net assets or during any other time when the SEC, by order, permits.

Under unusual circumstances, when the Touchstone Board deems it appropriate, a Touchstone Fund may make payment for shares redeemed in portfolio securities of the Touchstone Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.

You can sell your shares over the telephone unless you have specifically declined this option. You may only sell shares over the telephone if the amount is less than $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone. If your sale request is received by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.

impacts the Federated Fund’s ability to manage its assets; or during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings

Although the Federated Fund intends to pay redemptions of Federated Fund shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Federated Fund’s portfolio securities

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened: an electronic transfer to your account at a financial institution that is an ACH member; or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

If you request a redemption of shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available up to seven calendar days to allow the Federated Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Federated Fund as a result of your cancelled order.

Purchase, Redemption and Exchange Features	Touchstone Funds	Federated Funds
Exchanges

Class A Shares may be exchanged into any other Touchstone Class A funds at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class. Class C shares may be exchanged into any other Touchstone Class C funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class. Class Z shares may be exchanged into any other existing Touchstone Class Z fund at NAV or any Touchstone Class A fund at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund — Institutional Class.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

You may exchange shares of a Federated Fund into shares of the same class of another Federated fund. To do this, you must ensure that the account registrations are identical; meet any minimum initial investment requirements; and receive a prospectus for the fund into which you wish to exchange. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Federated Funds may modify or terminate the exchange privilege at any time. In addition, the Federated Funds may terminate your exchange privilege if your exchange activity is found to be excessive under the Federated Funds’ frequent trading policies.

Dividends and Distributions

The Touchstone Small Fund and the Touchstone Value Fund distribute their income, if any, quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Touchstone Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice.

The Federated Small Fund declares and pays any dividends annually to shareholders.

The Federated Value Fund declares and pays any dividends quarterly to shareholders.

Dividends are paid to all shareholders invested in the Funds on the record date.

The Federated Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. The Federated Funds’ dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.

Other Share Classes Offered by the Federated Funds

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The Federated Small Fund also offers Institutional Shares in addition to Class A Shares and Class C Shares. The Federated Value Fund also offers Class B Shares, Class K Shares and Institutional Shares in addition to Class A Shares and Class C Shares. All share classes have different sales charges and other expenses which affect their performance. These additional classes of shares may be preferable for certain shareholders. Please note that certain purchase restrictions may apply. Shareholders who are Eligible Investors to purchase Institutional Shares may convert the shares received in the Reorganization into Institutional Shares. For information on whether or not you are eligible to purchase Institutional Shares please request an Institutional Shares prospectus for the applicable Federated Fund by calling 1-800-341-7400. For further information on the other classes of shares offered by the Federated Funds please see the applicable prospectus and statement of additional information for such class. To request a prospectus or Statement of Additional Information please call 1-800-341-7400.

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Tax Information

The Federated Funds’ and the Touchstone Funds’ distributions of ordinary and capital gain dividends are taxable to you whether paid in cash or reinvested in a fund. Dividends may be taxable at different rates depending on the source of dividend income. Redemptions and exchanges of Federated Fund or Touchstone Fund shares are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Frequent Trading

Federated Funds:

Frequent or short-term trading into and out of a Federated Fund can have adverse consequences for the Federated Fund and shareholders who use the Federated Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt a Federated Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by a Federated Fund. Investors engaged in such trading may also seek to profit by anticipating changes in a Federated Fund’s NAV in advance of the time as of which NAV is calculated.

The Federated Fund’s Board of Trustees has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Federated Fund’s Shares. The Federated Funds monitor trading in Federated Fund Shares in an effort to identify disruptive trading activity. The Federated Funds monitor trades into and out of a Federated Fund within a period of 30 days or less. The Federated Funds may also monitor trades into and out of a Federated Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Federated Fund will temporarily preclude the shareholder from making further purchases or exchanges of Federated Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Federated Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently precluding the shareholder from making any further purchases or exchanges of Federated Fund Shares. Whether or not the specific monitoring limits are exceeded, the Federated Fund’s management or the Federated Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Federated Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Federated Fund Shares. No matter how the Federated Fund defines its limits on frequent trading of Federated Fund Shares, other purchases and sales of Federated Fund Shares may have adverse effects on the management of the Federated Fund’s portfolio and its performance.

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The Federated Fund’s frequent trading restrictions do not apply to purchases and sales of Federated Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Federated

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Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Federated Fund Shares, purchases and redemptions of Federated Fund Shares by other Federated funds could adversely affect the management of the Federated Fund’s portfolio and its performance.

The Federated Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Federated Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Touchstone Funds:

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Touchstone Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Touchstone Fund shares by shareholders. The Touchstone Board has adopted the following policies and procedures with respect to market timing of the Touchstone Funds by shareholders. The Touchstone Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Touchstone Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Touchstone Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While a Touchstone Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Touchstone Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Touchstone Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Touchstone Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Touchstone Funds may also restrict or refuse to process purchases by the shareholder.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Touchstone Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Touchstone Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Touchstone Funds’ market-timing policy; (2) furnish the Touchstone Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Touchstone Funds’ market timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Touchstone Funds’ shares is requested by a Touchstone Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Touchstone Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Touchstone Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. The Touchstone Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Touchstone Funds have no arrangements to permit any investor to trade frequently in shares of the Touchstone Funds, nor will they enter into any such arrangements in the future.

Portfolio Holdings Information

The Statement of Additional Information for each of the Federated Funds and the Touchstone Funds contains a description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities. The Federated Funds’ Statement of Additional Information is available on Federated’s website, federatedinvestors.com. The Touchstone Funds’ Statement of Additional Information is available on the Touchstone Funds’ website, www.touchstoneinvestments.com.

INFORMATION ABOUT THE REORGANIZATIONS

DESCRIPTION OF THE PLANS OF REORGANIZATION

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Each Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about August 28, 2009. On the Closing Date substantially all of the assets of the Touchstone Funds will be transferred to the corresponding Federated Fund. In exchange for the transfer of these assets, the Federated Small Fund will simultaneously issue to the Touchstone Small Fund a number of full and fractional Class A Shares or Class C Shares equal in value to the aggregate NAV of the Class A Shares, Class Z Shares or Class C Shares, respectively, of the Touchtone Small Fund calculated as of 4:00 p.m. on the Closing Date, and the Federated Value Fund will simultaneously issue to the Touchstone Value Fund a number of full and fractional Class A Shares or Class C Shares of the Federated Value Fund equal in value to the aggregate NAV of the Class A Shares, Class Z Shares or Class C Shares of the Touchstone Value Fund calculated as of 4:00 p.m. on the Closing Date.

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Following the transfer of assets in exchange for shares of the Federated Funds, the Touchstone Funds will distribute shares of the Federated Funds pro rata to its shareholders of record in complete liquidation of the Touchstone Funds. Shareholders of the Touchstone Funds owning shares at the close of business on the Closing Date of the Reorganization will receive the number of shares of the Federated Funds with the same aggregate value as the shareholder had in the Touchstone Funds immediately before the Reorganization. At the time of the Reorganization, the NAV of each Touchstone Fund’s shares will be determined in accordance with the procedures described in the corresponding Federated Fund’s prospectus and Statement of Additional Information and in accordance with the valuation procedures of the Federated Funds. To the extent that the Federated Fund’s valuation procedures differ from the Touchstone Fund’s valuation procedures, the total value of a shareholder’s holding may change as a result of the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of the Touchstone Funds’ shareholders on the share records of the Federated Funds’ transfer agent. The Touchstone Funds will then be terminated. The Federated Funds do not issue share certificates to shareholders.

The transfer of shareholder accounts from the Touchstone Funds to the Federated Funds will occur automatically. It is not necessary for Touchstone Fund shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds’ portfolios.

Each Plan contains customary representations, warranties and conditions. Each Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the applicable Touchstone Fund’s shareholders; and (ii) the receipt of an opinion to the effect that the Reorganization will be tax-free to the Touchstone Fund, their shareholders and the Federated Fund. Each Plan may be terminated if, before the Closing Date, any of the required conditions has not been met, the representations and warranties are not true or the Touchstone Board determines that the Reorganization is not in the best interest of the Touchstone Fund shareholders or the Federated Board determines that the Reorganization is not in the best interest of the Federated Fund.

The foregoing brief summary of each Plan is qualified in its entirety by the terms and provisions of the Plan, a form of which is attached hereto as Exhibit A and incorporated herein by reference.

Background and Touchstone Board Consideration of the Proposed Reorganizations

The Reorganizations were discussed with the Touchstone Board on May 21, 2009. At its meeting the Touchstone Board met on May 21, 2009 to consider the information and to receive a presentation from representatives of Federated. The Touchstone Board was assisted in its deliberations by counsel. After the May 21, 2009 meeting, and after considering all information presented, the Touchstone Board, including the Independent Trustees, approved each Reorganization and determined to recommend that each Reorganization be approved by shareholders.

In determining to recommend that the shareholders of each Touchstone Fund approve the Reorganization applicable to their Fund, the Touchstone Board considered, among others, the factors described below:

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•	Each Touchstone Fund and its corresponding Federated Fund have been managed by the same team of investment professionals using substantially similar investment strategies and techniques.
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•	The members of the portfolio management teams of each Touchstone Fund are employees of the Federated Adviser resulting in a continuity of portfolio management.

•	The Reorganizations will be tax free reorganizations.

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•

The Touchstone Board reviewed the proposed fee structure of the Federated Funds and noted that while the gross fees (before contractual waivers) of the Touchstone Funds are currently lower than the Federated Funds’ gross fees (other than for Class A and Class C of the Touchstone Small Value Fund which are higher) the projected net fees (after voluntary waivers) of the combined funds after giving effect to the Reorganizations were the same or lower than the Touchstone Funds’ existing fees (after giving effect to contractual waivers).

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•	Current shareholders of the Touchstone Funds will have expanded exchange privileges as shareholders of the Federated Funds.

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•	The sales force of the Federated fund complex provides a broad distribution capacity resulting in the potential for larger funds.
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•	The alternatives available to shareholders of the Touchstone Funds, including the ability to redeem their shares.
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After considering the factors above, together with other factors and information considered relevant, and recognizing there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Touchstone Board concluded with respect to each proposed Reorganization that the Reorganization is in the best interests of the applicable Touchstone Fund and that the interests of shareholders of the Touchstone Funds will not be diluted as a result of the Reorganizations. Accordingly, the Touchstone Board, including the Independent Trustees, recommend that shareholders of the Touchstone Funds approve the Plan and the Reorganization as contemplated thereby for their Touchstone Fund.

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The Federated Board also approved the Plan on behalf of the Federated Funds.

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COSTS OF THE REORGANIZATIONS

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The Federated Adviser or its affiliates or the Touchstone Adviser or its affiliates have undertaken to pay the following expenses associated with the Reorganization: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees; (f) solicitation costs; and (g) other related administrative or operational costs. Any registration or licensing fee will be borne by the Federated Fund incurring such fee. Any brokerage charges associated with the disposition by a Federated Fund, after the Reorganization, of securities acquired by it from a Touchstone Fund, will be borne by the Federated Fund.

DESCRIPTION OF THE TOUCHSTONE FUNDS AND THE FEDERATED FUNDS CAPITALIZATION

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The following table sets forth the unaudited capitalization of Touchstone Small Value Fund’s Class A Shares, Class C Shares and Class Z Shares and Federated Small Value Fund’s Class A Shares and Class C Shares as of April 30, 2009 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

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Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Touchstone Small Value Fund — Class A Shares	$1,289,508	146,369	$8.81
Touchstone Small Value Fund — Class Z Shares	$79,427,543	8,995,192	$8.83
Adjustments	—	(2,673,849)	—
Federated Small Value Fund — Class A Shares	$16,738	1,341	$12.48

Federated Small Value Fund, Pro Forma Combined — Class A Shares	$80,733,789	6,469,053	$12.48

Touchstone Small Value Fund — Class C Shares	$646,700	74,163	$8.72
Adjustments	—	(22,344)	—
Federated Small Value Fund — Class C Shares	$3,743	300	$12.48

Federated Small Value Fund, Pro Forma Combined — Class C Shares	$650,443	52,119	$12.48
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*	Does not reflect additional $5,297,388 of net assets of Federated Small Value Fund represented by Institutional Shares.

The following table sets forth the unaudited capitalization of Touchstone Value Fund’s Class A Shares, Class C Shares and Class Z Shares and Federated Value Fund’s Class A Shares and Class C Shares as of April 30, 2009 and on a pro forma combined basis after giving effect to the Reorganization as of that date.

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Touchstone Value Fund — Class A Shares	$10,245,434	1,026,597	$9.98
Touchstone Value Fund — Class Z Shares	$133,050,921	13,345,127	$9.97
Adjustments	—	(632,860)	—
Federated Value Fund — Class A Shares	$225.33	21.61	$10.43

Federated Value Fund, Pro Forma Combined — Class A Shares	$143,296,580	13,738,886	$10.43

Touchstone Value Fund — Class C Shares	$3,646,924	366,894	$9.94
Adjustments	—	(17,237)	—
Federated Value Fund — Class C Shares	$112.78	10.81	$10.43

Federated Value Fund, Pro Forma Combined — Class C Shares	$3,647,037	349,668	$10.43

*	Does not reflect additional $6,485,442 of net assets of Federated Value Fund represented by Class B Shares, Class K Shares and Institutional Shares.

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The following table shows the unaudited capitalization of Touchstone Value Fund’s Class A Shares, Class C Shares and Class Z Shares and Federated American Leaders Fund, Inc.’s Class A Shares, Class C Shares and Class F Shares and a proforma capitalization assuming that the Value Reorganization and the ALF Reorganization are consummated:

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Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Touchstone Value Fund — Class A Shares	$10,245,434	1,026,597	$9.98
Touchstone Value Fund — Class Z Shares	$133,050,921	13,345,127	$9.97
Federated American Leaders Fund, Inc. — Class A Shares	$474,018,238	47,376,470	$10.01
Federated American Leaders Fund, Inc. — Class F Shares	$16,750,813	1,678,389	$9.98
Adjustments	—	(2,634,118)	—
Federated Value Fund — Class A Shares	$225.33	21.61	$10.43

Federated Value Fund, Pro Forma Combined — Class A Shares	$634,065,631	60,792,487	$10.43

Touchstone Value Fund — Class C Shares	$3,646,924	366,894	$9.94
Federated American Leaders Fund, Inc. — Class C Shares	$31,947,941	3,179,371	$10.05
Adjustments	—	(133,526)	—
Federated Value Fund — Class C Shares	$112.78	10.81	$10.43

Federated Value Fund, Pro Forma Combined — Class C Shares	$35,594,978	3,412,750	$10.43

*	Does not reflect additional $93,070,881 of net assets of Federated Value Fund represented by Class B Shares, Class K Shares and Institutional Shares (including assets expected to be from Federated American Leaders Fund, Inc.)

FEDERAL INCOME TAX CONSEQUENCES

As a condition to each Reorganization, the applicable Federated Fund and the corresponding Touchstone Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•

the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the Federated Fund and Touchstone Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by the Federated Fund upon its receipt of the Touchstone Fund’s assets in exchange for shares of the Federated Fund;

•

no gain or loss will be recognized by the Touchstone Fund upon transfer of its assets to the Federated Fund in exchange for shares of the Federated Fund or upon the distribution of the shares of the Federated Fund to the Touchstone Fund’s shareholders in exchange for their shares of the Touchstone Fund;

•	no gain or loss will be recognized by shareholders of the Touchstone Fund upon exchange of their shares of the Touchstone Fund for shares of the Federated Fund;

•

the aggregate tax basis of the shares of the Federated Fund received by each shareholder of the Touchstone Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Touchstone Fund held by such shareholder immediately prior to the Reorganization;

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•

the holding period of the Federated Fund shares received by each shareholder of the Touchstone Fund pursuant to the Plan will include the period during which shares of the Touchstone Fund exchanged therefore were held by such shareholder, provided the shares of the Touchstone Funds were held as capital assets on the date of the Reorganization;

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•	the tax basis of the assets of the Touchstone Fund acquired by the Federated Fund will be the same as the tax basis of such assets to the Touchstone Fund immediately prior to the Reorganization; and

•	the holding period of the Touchstone Fund’s assets in the hands of the Federated Fund will include the period during which those assets were held by the Touchstone Fund.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the Touchstone Fund or the Touchstone Fund’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

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The table below shows the unrealized and realized capital gains and/or losses for each of the Touchstone Funds and the Federated Funds. There may be potential limitations imposed by the Internal Revenue Code on the use of unrealized and realized capital losses following the Reorganizations. Any such limitation cannot be determined until the date of the Reorganizations. The table is representative of market values as of April 21, 2009.

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	Unrealized Cap Gain/Loss	Realized Cap Gain/Loss
Touchstone Diversified Small Cap Value Fund	$(25,939,706)	$(20,502,288)
Federated Clover Small Value Fund	$800,388	$(15,882)
Touchstone Value Opportunities Fund	$(32,417,425)	$(29,501,904)
Federated Clover Value Fund	$633,173	$45,303

Shareholders of the Touchstone Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.

Agreement Between the Touchstone Adviser and Federated

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Federated entered into an agreement with the Touchstone Adviser and IFS Financial Services Inc., dated as of May 29, 2009 (“Purchase Agreement”) regarding the sale by Touchstone Adviser to Federated of certain assets relating to Touchstone Adviser’s business of providing investment advisory and investment management services to the Touchstone Funds, Touchstone Adviser’s and its affiliates’ cooperation in connection with the Reorganizations, the payment of transaction expenses, and related matters. The sale of such assets, and certain other obligations of the parties, is contingent upon approval of the Reorganizations by the applicable Touchstone Fund’s shareholders among other things. Assuming shareholder approval is received, and the other conditions of the Purchase Agreement are met, shareholders of the applicable Touchstone Fund will become shareholders of a corresponding Federated Fund. If this occurs, Touchstone Adviser or its affiliates expect to receive compensation from Federated under the Purchase Agreement at closing.

Under the Purchase Agreement, Federated has agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its fiduciary duties, to use commercially reasonable efforts to cause the Federated Board to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of each Federated Board are not “interested persons” (as that term is defined in the 1940 Act) of the Federated Funds’ investment adviser or any interested person; and (ii) each vacancy on the Federated Board is filled by a person who is not an interested person of the Federated Funds’ investment adviser so as to comply with Section 15(f) of the 1940 Act and has been selected and proposed for election by a majority of the Board who are not interested persons. Additionally, Federated and the Touchstone Adviser shall take such actions as are necessary to ensure that no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed on the Touchstone Funds as a result of each Reorganization. Federated may elect, in lieu of the covenants set forth herein, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to the Touchstone Adviser.

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Touchstone Adviser, Federated and/or their affiliates have agreed to share certain transaction costs (as defined in the Plans) of the Reorganizations, including costs associated with preparing, filing, printing, and mailing this Proxy Statement/Prospectus and soliciting shareholder votes.

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COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both the Touchstone Trust and Federated Trust are open-end, management investment companies. The Touchstone Trust was established under the laws of the State of Delaware. The Federated Trust was established under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Touchstone Funds and Federated Funds are defined by the respective Funds’ Declaration of Trust and Bylaws. The chart below describes some of the differences between your rights as a shareholder of the Touchstone Funds and your rights as a shareholder of the Federated Funds.

Category	Touchstone Funds	Federated Funds
Preemptive Rights	None	None

Preferences	None	None

Appraisal Rights	None	None

Conversion Rights	None	None

Exchange Rights (other than the right to exchange for shares of other Federated Funds or Touchstone Funds, as provided in the Funds’ prospectuses)	None	None

Annual Meetings	Not required	Not required

Right to Call Shareholder Meetings	Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding sharers of all series and classes entitled to vote.	Same

Notice of Meetings	Either given personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to shareholder at the address of the shareholders appearing on the books of the Trust or its transfer agent or by the shareholder to the Trust for the purpose of notice. Notice shall be not less than 7 days nor more than 75 days before the date of the meeting.	Mailed to each shareholder entitled to vote at least 7 days before the meeting.

Record Date for Meetings	Board of Trustees may fix in advance a record date which shall not be more than ninety (90) days nor less than seven (7) days before the date of any such meeting.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.

Category	Touchstone Funds	Federated Funds
Vote Required for Election of Trustees	Plurality of the votes cast shall elect a Trustee.	Same

Adjournment of Meetings	A shareholder’s meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at the meeting whether in person or by proxy. When any meeting of shareholders is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case, the Board of Trustees shall set a new record date.	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present.

Removal of Trustees by Shareholders	A Trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares.	Same

Personal Liability of Officers and Trustees	A Trustee or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his or her office.	Same

Personal Liability of Shareholders	If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a shareholder, and not because of his or her acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the applicable Fund of the Trust against all loss and expense arising from such claim or demand.

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment

Category	Touchstone Funds	Federated Funds
against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Rights of Inspection	The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificates at any reasonable time during usual business hours of the Trust for a purpose reasonably related to the holder’s interests as a shareholder or as a holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts.	Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Number of Authorized Shares; Par Value	Unlimited number of shares with a par value of $.01 per share.	Unlimited number of shares of beneficial interest, without par value.

INFORMATION ABOUT THE TOUCHSTONE FUNDS AND THE FEDERATED FUNDS

WHERE TO FIND ADDITIONAL INFORMATION

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Information about the Touchstone Funds is included in their prospectus, dated February 1, 2009, and Statement of Additional Information dated February 1, 2009, as supplemented June 24, 2009, each of which is incorporated herein by reference.

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Information about each of the Federated Funds is included in its respective prospectus dated January 21, 2009, a copy of which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference, and in their Statement of Additional Information dated January 21, 2009, which is incorporated herein by reference. Copies of the Statement of Additional Information of the Federated Funds, the prospectus and Statement of

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Additional Information of Touchstone Funds and the Statement of Additional Information relating to this Prospectus/Proxy Statement dated June 29, 2009, all of which have been filed with the SEC, and may be obtained without charge by contacting either the Federated Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The prospectuses and Statement of Additional Information of the Touchstone Funds are available electronically at Touchstone’s website at www.touchstoneinvestments.com. Information on the Federated Funds are available electronically at Federated’s website at FederatedInvestors.com.

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The Touchstone Trust and the Federated Trust, on behalf of the Touchstone Funds and Federated Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Touchstone Trust and Federated Trust, on behalf of the Touchstone Funds and Federated Funds, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

LEGAL PROCEEDINGS-FEDERATED FUNDS

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

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Proxies are being solicited by the Touchstone Board, on behalf of the Touchstone Funds. The proxies will be voted at the special meeting of shareholders of the Touchstone Funds to be held on August 20, 2009 at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202, at 2:00 p.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the proxy solicitation, including the printing and mailing of proxy materials, will be borne by the Federated Adviser or its affiliates and/or the Touchstone Adviser. Broadridge has been retained to assist in the solicitation of the proxies and it is estimated will receive approximately $120,000 for its services. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Touchstone Adviser or its affiliates, the Federated Adviser or its affiliates, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. The Federated Adviser or Touchstone Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Touchstone Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about July 8, 2009, to shareholders of record at the close of business on June 29, 2009 (the “Record Date”).

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If shareholders of a Touchstone Fund fail to approve a Reorganization, such Touchstone Fund will not be reorganized and the Touchstone Board will consider other alternatives for the Touchstone Fund. Approval of one Reorganization is not dependent upon shareholder approval of the other Reorganization.

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The Touchstone Funds’ Annual Report, which includes audited financial statements for their fiscal year ended September 30, 2008, was previously mailed to shareholders of the Touchstone Funds. The Touchstone Funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of their Annual Report. Requests for Annual Reports for the Touchstone Funds may be made by writing to the Touchstone Trust’s principal executive offices or by calling the Touchstone Trust. The principal executive office for the Touchstone Funds is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and the Trust’s toll-free telephone number is 1-800-543-0407. The principal executive office of the

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Federated Funds is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561, and the Federated Trusts’ toll-free telephone number is 1-800-341-7400. The annual report is also available electronically at Touchstone’s website at www.touchstoneinvestments.com.

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PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Touchstone Funds is entitled to one vote. Any shareholder may vote a portion of his or her shares in favor of the proposal and refrain from voting the remaining shares or vote against the proposal, but if the shareholder fails to specify the number of shares which is to voting affirmatively, it will be conclusively presumed that the shareholder is approving the vote with respect to the total shares that the shareholder is entitled to vote.

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A shareholder may vote the shares owned of record either in person or by proxy. No proxy shall be valid 11 months from its date unless otherwise provided in the proxy. Any person entitled to vote has the power to revoke his or her proxy at any time prior to the vote by writing to the Touchstone Trust stating the proxy is revoked or by executing a subsequent proxy, or by attending the meeting and voting in person. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

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In order to hold the Special Meeting, a “quorum” of shareholders of the Touchstone Funds must be present. Forty-percent (40%) of the shares entitled to vote shall constitute a quorum at a shareholders meeting. When any one or more Fund (or class) is to vote as a single class separate from any other shares, forty percent (40%) of the shares of each such Fund (or class) entitled to vote shall constitute a quorum at a shareholder meting of that Fund. Any meeting of shareholders may be adjourned from time to time by a majority of votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Shareholder approval with respect to the proposals requires the affirmative vote of “a majority of the outstanding voting securities” as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Touchstone Fund present at the meeting, if the shareholders of more than 50% of the outstanding voting securities of the Touchstone Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Touchstone Fund.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

The meeting may be adjourned from time to time by the vote of the majority of the shares represented at the meeting, either in person or by proxy whether or not a quorum is present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

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As of June 29, 2009, the Touchstone Funds had the following numbers of outstanding shares of beneficial interest:

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Name of Fund	Outstanding Shares
Touchstone Small Fund Class A Shares	145,649
Touchstone Small Fund Class C Shares	79,217
Touchstone Small Fund Class Z Shares	8,911,055
Touchstone Value Fund Class A Shares	1,035,668
Touchstone Value Fund Class C Shares	358,880
Touchstone Value Fund Class Z Shares	13,257,025
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Each share is entitled to one vote and fractional shares have proportionate voting rights.

Officers and Trustees of the Touchstone Trust own less than 1% of each class of the Touchstone Fund’s outstanding shares.

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At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class A Shares of the Touchstone Small Fund: Pershing LLC, Jersey City, NJ, owned approximately 8,380 Shares (5.57%), FIIOC, Covington, KY, owned approximately 8,453 Shares (5.80%), JPMorgan as Custodian for IRA, Coraopolis, PA, owned approximately 8,821 Shares (6.06%), Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 9,917 Shares (6.81%) and UBS Financial Services Inc. FBO, Dallas, TX, owned approximately 25,755 Shares (17.68%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class C Shares of the Touchstone Small Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, owned approximately 35,403 Shares (44.69%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class Z Shares of the Touchstone Small Fund: UMB Bank NA, Kansas City, MO, owned approximately 2,040,253 Shares (22.90%) and Charles Schwab Co, Inc., Denver, CO, owned approximately 2,436,122 Shares (27.34%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class A Shares of the Touchstone Value Fund: Morgan Keegan Company, Inc., Memphis, TN, 102,114 Shares (9.86%), Fifth Third Bank Trustee, Centennial, CO, owned approximately 111,906 Shares (10.81%) and Charles Schwab & CO. Inc., San Francisco, CA, owned approximately 174,455 Shares (16.84%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class C Shares of the Touchstone Value Fund: Citigroup Global Market Inc., New York, NY, owned approximately 19,299 Shares (5.38%) and Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL., owned approximately 57,925 Shares (16.14%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class Z Shares of the Touchstone Value Fund: Charles Schwab Co. Inc., Denver, CO, owned approximately 1,497,976 Shares (11.30%) and Bill & Melinda Gates Foundation, Kirkland, WA, owned approximately 3,511,324 Shares (26.49%).

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Officers and Trustees of Federated Equity Funds own less than 1% of each class of the Federated Small Fund’s outstanding shares.

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At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class A Shares of the Federated Small Fund: State Street Bank and Trust Company, Bay City, TX, owned approximately 552 Shares (8.14%), Wells Fargo Investments, LLC, Minneapolis, MN, owned approximately 779 Shares (11.48%), N. Adair, Savoy, Il, owned approximately 1,102 Shares (16.23%) and Edward Jones & Co., Maryland Heights, MO, owned approximately 3,437 Shares (50.62%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class C Shares of the Federated Small Fund: State Street Bank and Trust Company, Temperance, MI, owned approximately 144 Shares (9.88%), and State Street Bank and Trust Company, Temperance, MI, owned approximately 144 Shares (9.88%) and Raymond James & Associates, Inc., Media, PA, owned approximately 1,167 Shares (79.56%).

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Officers and Trustees of Federated Equity Funds own less than 1% of each class of the Federated Value Fund’s outstanding shares.

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At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class A Shares of the Federated Value Fund: J. Miller and M. Miller, Littlestown, Pa, owned approximately 851 Shares (5.58%) and Edward Jones & Co, Maryland Heights, MO, owned approximately 13,133 Shares (86.17%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of Class C Shares of the Federated Value Fund: Federated Global Investment Management Corp., Pittsburgh, PA, owned approximately 10 shares (15.94%) and W. White III, Clemmons, NC, owned approximately 57 Shares (84.06%).

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Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

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Merrill Lynch Pierce Fenner Smith is organized in the state of Delaware and is a subsidiary of Merrill Lynch & Co. Inc.; organized in the state of Delaware.

Charles Schwab Co, Inc., is organized in the state of California and is a subsidiary of The Charles Schwab Corporation; organized in the state of Delaware.

Bill & Melinda Gates Foundation is organized in the state of Washington.

Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies; organized in the state of Missouri.

Raymond James & Associates is organized in the state of Florida and is a subsidiary of Raymond James Financial, Inc.; organized in the state of Florida.

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Interests of Certain Persons

The Federated Funds are managed by the Federated Adviser, a division of Federated Global Investment Management Corp. The Federated Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Federated Trusts.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

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The Touchstone Funds are not required, and do not intend, to hold regular annual meetings of shareholders. All shareholder communications should be directed to the Touchstone Trust’s Secretary at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to the Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, so that they are received within a reasonable time before any such meeting.

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No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Touchstone Funds.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

Jay S. Fitton

Secretary

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July 6, 2009

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this         day of             , 2009, by and between             , a             , with its principal place of business at             (the “Federated Trust”), with respect to its             (the “Acquiring Fund”), a series of the Federated Trust, and             , a             , with its principal place of business at             (the “Trust”), with respect to its             , a series of the Trust (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund (which offers Class A Shares, Class C Shares and Class Z Shares) in exchange for shares (Class A Shares, Class C Shares and Class A Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of the Acquiring Fund Shares (Class A Shares, Class C Shares and Class A Shares) to the holders of shares of the Acquired Fund (Class A Shares, Class C Shares and Class Z Shares, respectively) and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Federated Trust and the Trust, respectively, and the Federated Trust and the Trust are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Federated Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2 to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by multiplying (a) the shares outstanding of each class of the Acquired Fund (the “Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Class A Shares, Class C Shares and Class Z Shares of the Acquired Fund will receive Class A Shares, Class C Shares and Class A Shares, respectively, of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and shall be excluded from the Valuation of Assets under paragraph 2.1 and the corresponding calculation of net asset value per share of each class of the Acquired Fund Shares under this Agreement.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Federated Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Federated Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of each class of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined in accordance with paragraph 1.1.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about             , 2009, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Brown Brothers Harriman & Co., as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. Touchstone Securities, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The

Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, treasurer, chief financial officer, president/vice president or other officer certificates, custodian and/or transfer agent instructions and certificates, legal opinions, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Federated Trust, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

b) The Trust is registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g) The audited financial statements of the Acquired Fund as of September 30, 2008, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) The unaudited financial statements of the Acquired Fund as of March 31, 2009, and for the six months then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j) As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

k) The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund’s Board of Trustees and committees of the Acquired Fund’s Board of Trustees. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.

l) The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

m) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

n) All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

o) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

p) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

q) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

r) From the effective date of the Registration Statement (as defined in paragraph 5.7) through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

s) The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

t) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Federated Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Acquired Fund, as follows:

a) The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

b) The Federated Trust is registered as an open-end management investment company under the 1940 Act, and the Federated Trust’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Federated Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f) Since the Acquiring Fund is a recently created and organized portfolio of the Trust, audited financial statements of the Acquiring Fund are not yet available.

g) The unaudited financial statements of the Acquiring Fund as of March 31, 2009, and for the relevant period since fund inception then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment therof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Federated Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquiring Fund intends to qualify and elect to be treated as a RIC under the Code for its first taxable year.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Federated Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Federated Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Federated Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the

Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Federated Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

Any comments from the Commission’s staff on or in connection with the preliminary or final Proxy/Registration Statement on Form N-14 filed with the Commission shall have been resolved to the satisfaction of the Acquiring Fund and its investment adviser, and such Proxy/Registration Statement shall have been declared effective and mailed to the shareholders of the Acquired Fund as of the record date set forth therein.

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

Federated Global Investment Management Corp., or its affiliates (collectively, “Federated”), and/or Touchstone Advisors, Inc., or its affiliates (collectively, “Touchstone”), will pay certain expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. The Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the purchase and sale of portfolio securities.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Federated Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Federated Trust and the Trust. In addition, either the Federated Trust or the Trust may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c) a determination by a party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust or the Federated Trust respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Federated Trust, the Trust, or their respective Trustees or officers, to the other party or its Trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and the Federated Trust as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation, trust, or other entity other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Federated Trust personally, but shall bind only the Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Federated Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Federated Trust on behalf of the Acquiring Fund and signed by authorized officers of the Federated Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Federated Trust’s Declaration of Trust.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

on behalf of its portfolio,

By:

Name:

Title:
on behalf of its portfolio,

By:

Name:

Title:

EXHIBIT B

Financial Highlights

Touchstone Small Fund — Class A Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2008	Period Ended September 30, 2007(A)
Net asset value at beginning of period	$19.56	$26.95

Income (loss) from investment operations:
Net investment income	0.04	0.02
Net realized and unrealized gains (losses) on investments	(1.62)	0.38

Total from investment operations	(1.58)	0.40

Less distributions:
Dividends from net investment income	(0.08)	—
Distributions from net realized gains	(5.26)	(7.79)

Total distributions	(5.34)	(7.79)

Net asset value at end of period	$12.64	$19.56

Total return(B)	(8.85)%	1.68	%(C)
Net assets at end of period (000s)	$625	$205
Ratio of net expenses to average net assets	1.45%	1.28	%(D)
Ratio of gross expenses to average net assets	5.87%	1.81	%(D)
Ratio of net investment income to average net assets	0.67%	0.23	%(D)
Portfolio turnover rate	67%	79%

(A)	Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.
(B)	Total returns shown exclude the effect of applicable sales loads.
(C)	Not annualized.
(D)	Annualized.

See accompanying notes to financial statements.

Financial Highlights

Touchstone Small Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2008	Period Ended September 30, 2007(A)
Net asset value at beginning of period	$19.48	$26.95

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.04)
Net realized and unrealized gains (losses) on investments	(1.67)	0.36

Total from investment operations	(1.68)	0.32

Less distributions:
Dividends from net investment income	(0.06)	—
Distributions from net realized gains	(5.26)	(7.79)

Total distributions	(5.32)	(7.79)

Net asset value at end of period	$12.48	$19.48

Total return(B)	(9.56)%	1.26	%(C)
Net assets at end of period (000s)	$619	$79
Ratio of net expenses to average net assets	2.20%	1.86	%(D)
Ratio of gross expenses to average net assets	4.39%	1.86	%(D)
Ratio of net investment loss to average net assets	(0.09)%	(0.38	)%(D)
Portfolio turnover rate	67%	79%

(A)	Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.
(B)	Total returns shown exclude the effect of applicable sales loads.
(C)	Not annualized.
(D)	Annualized.

See accompanying notes to financial statements.

Financial Highlights

Touchstone Small Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended September 30
	2008	2007	2006		2005	2004
Net asset value at beginning of year	$19.55	$25.10	$27.63		$23.76	$19.23

Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.03)	(0.12)		(0.14)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.67)	2.27	2.12		4.01	4.57

Total from investment operations	(1.58)	2.24	2.00		3.87	4.56

Less distributions:
Dividends from net investment income	(0.09)	—	—		—	(0.03)
Distributions from net realized gains	(5.26)	(7.79)	(4.53)		—	—

Total distributions	(5.35)	(7.79)	(4.53)		—	(0.03)

Net asset value at end of year	$12.62	$19.55	$25.10		$27.63	$23.76

Total return	(8.89)%	9.12%	8.47%		16.29%	23.72%
Net assets at end of year (000’s)	$122,725	$177,996	$259,279		$450,011	$540,278
Ratio of net expenses to average net assets	1.45%	1.43%	1.32	%(A)	1.23%	1.22%
Ratio of gross expenses to average net assets	1.45%	1.43%	1.32%		1.23%	1.22%
Ratio of net investment income (loss) to average net assets	0.63%	(0.08)%	(0.37)%		(0.48)%	(0.09)%
Portfolio turnover rate	67%	79%	98%		78%	61%

(A)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.31%

See accompanying notes to financial statements.

Financial Highlights

Touchstone Value Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2008	Period Ended September 30, 2007(A)
Net asset value at beginning of period	$17.85	$19.51

Income (loss) from investment operations:
Net investment income	0.18	0.09
Net realized and unrealized gains (losses) on investments	(2.97)	1.95

Total from investment operations	(2.79)	2.04

Less distributions:
Dividends from net investment income	(0.17)	(0.12)
Distributions from net realized gains	(1.43)	(3.58)

Total distributions	(1.60)	(3.70)

Net asset value at end of period	$13.46	$17.85

Total return(B)	(17.01)%	11.90	%(C)
Net assets at end of period (000s)	$8,231	$472
Ratio of net expenses to average net assets	1.20%	1.31	%(D)
Ratio of gross expenses to average net assets	1.68%	1.31	%(D)
Ratio of net investment income to average net assets	1.25%	0.77	%(D)
Portfolio turnover rate	96%	62%

(A)	Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.
(B)	Total returns shown exclude the effect of applicable sales loads.
(C)	Not annualized.
(D)	Annualized.

See accompanying notes to financial statements.

Financial Highlights

Touchstone Value Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30, 2008	Period Ended September 30, 2007(A)
Net asset value at beginning of period	$17.81	$19.51

Income (loss) from investment operations:
Net investment income	0.11	0.05
Net realized and unrealized gains (losses) on investments	(3.01)	1.93

Total from investment operations	(2.90)	1.98

Less distributions:
Dividends from net investment income	(0.06)	(0.10)
Distributions from net realized gains	(1.43)	(3.58)

Total distributions	(1.49)	(3.68)

Net asset value at end of period	$13.42	$17.81

Total return(B)	(17.62)%	11.52	%(C)
Net assets at end of period (000s)	$3,865	$423
Ratio of net expenses to average net assets	1.95%	1.86	%(D)
Ratio of gross expenses to average net assets	2.56%	1.86	%(D)
Ratio of net investment income to average net assets	0.55%	0.20	%(D)
Portfolio turnover rate	96%	62%

(A)	Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.
(B)	Total returns shown exclude the effect of applicable sales loads.
(C)	Not annualized.
(D)	Annualized.

See accompanying notes to financial statements.

Financial Highlights

Touchstone Value Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2008	2007	2006		2005	2004
Net asset value at beginning of year	$17.83	$18.89	$19.00		$16.51	$14.18

Income (loss) from investment operations:
Net investment income	0.18	0.18	0.10		0.04	0.06
Net realized and unrealized gains (losses) on investments	(2.95)	2.52	1.38		3.90	2.84

Total from investment operations	(2.77)	2.70	1.48		3.94	2.90

Less distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.10)		(0.04)	(0.06)
Distributions from net realized gains	(1.43)	(3.58)	(1.49)		(1.41)	(0.51)

Total distributions	(1.61)	(3.76)	(1.59)		(1.45)	(0.57)

Net asset value at end of year	$13.45	$17.83	$18.89		$19.00	$16.51

Total return	(16.92)%	15.83%	8.35%		24.83%	20.75%
Net assets at end of year (000s)	$168,760	$106,912	$100,038		$171,251	$59,714
Ratio of net expenses to average net assets	1.14%	1.12%	1.19	%(A)	1.13%	1.08%
Ratio of gross expenses to average net assets	1.14%	1.17%	1.19%		1.13%	1.08%
Ratio of net investment income to average net assets	1.25%	1.03%	0.49%		0.24%	0.39%
Portfolio turnover rate	96%	62%	80%		75%	55%

(A)	The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.18%.

See accompanying notes to financial statements.

STATEMENT OF ADDITIONAL INFORMATION
July 6, 2009

Acquisition of the assets of

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
and
TOUCHSTONE VALUE OPPORTUNITIES FUND
each a portfolio of the Touchstone Funds Group Trust

303 Broadway
Suite 1100
Cincinnati, OH 45202-4203
Telephone No: 1-800-543-0407

By and in exchange for Class A Shares and Class C Shares of

FEDERATED CLOVER SMALL VALUE FUND
and
FEDERATED CLOVER VALUE FUND
each a portfolio of Federated Equity Funds

4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information dated July 6, 2009, is not a prospectus.  A Prospectus/Proxy Statement dated July 6, 2009, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated Clover Small Cap Value Fund and Federated Clover Value Fund, by writing or calling Federated Equity Funds at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of Federated Clover Small Value Fund, a portfolio of Federated Equity Funds, dated, January 21, 2009.

2	Statement of Additional Information of Touchstone Diversified Small Cap Value Fund, a portfolio of Touchstone Funds Group Trust, dated February 1, 2009 and as supplemented June 24, 2009.

3.	Statement of Additional Information of Federated Clover Value Fund, a portfolio of Federated Equity Funds, dated January 21, 2009.

4.	Statement of Additional Information of Touchstone Value Opportunities Fund, a portfolio of Touchstone Funds Group Trust, dated February 1, 2009 and as supplemented June 24, 2009.

5.	Audited Financial Statements of Touchstone Diversified Small Cap Value Fund, a portfolio of Touchstone Funds Group Trust, dated September 30, 2008.

6.	Audited Financial Statements of Touchstone Value Opportunities Fund, a portfolio of Touchstone Funds Group Trust, dated September 30, 2008.

7.	Unaudited Financial Statements of Federated Clover Small Value Fund, a portfolio of Federated Equity Funds, dated March 31, 2009.

8.	Unaudited Financial Statements of Federated Clover Value Fund, a portfolio of Federated Equity Funds, dated March 31, 2009.

9.	Unaudited Financial Statements of Touchstone Diversified Small Cap Value Fund, a portfolio of Touchstone Funds Group Trust, dated March 31, 2009.

10.	Unaudited Financial Statements of Touchstone Value Opportunities Fund, a portfolio of Touchstone Funds Group Trust, dated March 31, 2009.

11.
Pro Forma Financial Information for the acquisition of Touchstone Diversified Small Cap Value Fund, a portfolio of Touchstone Funds Group Trust, by Federated Clover Small Value Fund, a portfolio of Federated Equity Funds.

12.
Pro Forma Financial Information for the acquisition of Touchstone Value Opportunities Fund, a portfolio of Touchstone Funds Group Trust, by Federated Clover Value Fund, a portfolio of Federated Equity Funds after giving effect to Federated Clover Value Fund’s proposed reorganization with Federated American Leaders Fund.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Touchstone Diversified Small Cap Value Fund and Touchstone Value Opportunities Fund each a portfolio of Touchstone Funds Group Trust dated February 1, 2009, is incorporated by reference to its Post-Effective Amendment No. 41 to its Registration Statement on Form N-1A (File No. 0001144204-09-003760), which was filed with the Securities and Exchange Commission on or about January 28, 2009.  A copy may be obtained from the Touchstone Funds Group Trust at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202-42003 or by calling 1-800-543-0407.

The Statement of Additional Information of Federated Clover Small Value Fund and Federated Clover Value Fund, each a portfolio of Federated Equity Funds, dated January 21, 2009, is incorporated by reference to the Federated Equity Fund’s 497(c) filing (File No. 00291090), which was filed with the Securities and Exchange Commission on or about January 29, 2009.  A copy may be obtained from the Federated Equity Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-756 or by calling 1-800-341-7400.

The audited financial statements of Touchstone Diversified Small Cap Value Fund and Touchstone Value Opportunities Fund each a portfolio of Touchstone Funds Group Trust dated September 30, 2009, are incorporated by reference to the Fund’s Annual Report to shareholders which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 9, 2008.

The unaudited financial statements of Federated Clover Small Value Fund and Federated Clover Value Fund, each a portfolio of Federated Equity Funds, dated March 31, 2009, are incorporated by reference to the Fund’s Semi-annual Report to shareholders which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 6, 2009.

The unaudited financial statements of Touchstone Diversified Small Cap Value Fund and Touchstone Value Opportunities Fund each a portfolio of Touchstone Funds Group Trust dated March 31, 2009, are incorporated by reference to the Fund’s Semi-annual Report to shareholders which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 6, 2009.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED MARCH 31, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Financial Statements Combining the Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Clover Small Value Fund (Federated Small Value Fund) and Touchstone Diversified Small Cap Value Fund (Touchstone Small Value Fund) (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended March 31, 2009.  Touchstone Small Value Fund (the “Acquired Fund”) will be reorganized into Federated  Small Value Fund  (the “Acquiring Fund”) as of the close of business on or about August 28, 2009. Federated Small Value Fund commenced operations on March 16, 2009.  For the purposes of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2008 to March 31, 2009, with Federated Small Value Fund reflecting only 16 days of operations.  These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A and Class Z Shares, and Class C Shares of Touchstone Small Value Fund for Class A Shares and Class C Shares of Federated Small Value Fund, respectively. Under generally accepted accounting principles, Touchstone Small Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Touchstone Small Value Fund
Federated Small Value Fund
Pro Forma Combining Portfolio of Investments
March 31, 2009 (unaudited)

		Federated				Federated
		Small Value				Small Value
Touchstone	Federated	Pro		Touchstone	Federated	Pro
Small	Small Value	Forma		Small	Small Value	Forma
Value Fund	Fund	Combined		Value Fund	Fund	Combined

	Shares				Value
COMMON STOCKS - 99.0%
Consumer Discretionary - 10.1%
66,790	4,255	71,045	[1]99 Cents Only Stores	$617,140	$39,316	$656,456
56,985	3,655	60,640	[1]Asbury Automotive Group, Inc.	245,605	15,753	261,358
79,425	5,115	84,540	Brown Shoe Co., Inc.	297,844	19,181	317,025
79,462	5,115	84,577	[1]Build-A-Bear Workshop, Inc.	482,334	31,048	513,382
17,170	1,120	18,290	1CEC Entertainment, Inc.	444,360	28,986	473,346
[2]20,080	1,300	21,380	Ethan Allen Interiors, Inc.	[2]226,101	14,638	240,739
104,115	6,645	110,760	[1]Hot Topic, Inc.	1,165,046	74,358	1,239,404
35,580	2,295	37,875	1JAKKS Pacific, Inc.	439,413	28,343	467,756
82,725	5,115	87,840	Jackson Hewitt Tax Service, Inc.	431,825	26,700	458,525
34,700	2,230	36,930	Regis Corp. Minnesota	501,415	32,223	533,638
22,035	1,415	23,450	[1]Rent-A-Center, Inc.	426,818	27,409	454,227
56,930	3,655	60,585	Service Corp. International	198,686	12,756	211,442
62,730	4,045	66,775	[1]Skechers USA, Inc., Class A	418,409	26,980	445,389
39,840	2,590	42,430	[1]Tenneco Automotive, Inc.	64,939	4,222	69,161
166,555	10,660	177,215	[1]Wet Seal, Inc., Class A	559,625	35,818	595,443
[2]58,200	3,735	61,935	[1]Zumiez Inc.	[2]564,540	36,229	600,769
				7,084,100	453,960	7,538,060
Consumer Staples - 5.8%
37,890	2,425	40,315	[1]Elizabeth Arden, Inc.	220,899	14,138	235,037
37,400	2,400	39,800	1NBTY, Inc.	526,592	33,792	560,384
14,625	930	15,555	Sanderson Farms, Inc.	549,169	34,921	584,090
[2]24,165	1,540	25,705	Spartan Stores, Inc.	[2]372,383	23,731	396,114
34,005	2,170	36,175	[1]The Pantry, Inc.	598,828	38,214	637,042
47,735	3,075	50,810	[1]TreeHouse Foods, Inc.	1,374,290	88,529	1,462,819
14,940	940	15,880	Universal Corp.	447,005	28,125	475,130
				4,089,166	261,450	4,350,616
Energy - 5.4%
16,685	1,095	17,780	[1]Bronco Drilling Co., Inc.	87,763	5,760	93,523
[2]33,060	2,125	35,185	Cabot Oil & Gas Corp., Class A	[2]779,224	50,086	829,310
19,499	1,255	20,754	[1]Forest Oil Corp.	256,412	16,503	272,915
[2]29,920	1,930	31,850	Foundation Coal Holdings, Inc.	[2]429,352	27,696	457,048
[2]10,100	645	10,745	[1]Gulfmark Offshore, Inc.	[2]240,986	15,390	256,376
26,600	1,735	28,335	Holly Corp.	563,920	36,782	600,702
[2]7,345	465	7,810	Nordic American Tanker Shipping Ltd.	[2]215,209	13,624	228,833
29,635	1,895	31,530	[1]Pioneer Drilling Co.	97,203	6,216	103,419
[2]186,015	11,880	197,895	1USEC, Inc.	[2]892,871	57,024	949,895
7,660	505	8,165	[1]Whiting Petroleum Corp.	198,011	13,054	211,065
				3,760,951	242,135	4,003,086
Financials - 31.8%
43,295	2,750	46,045	American Campus Communities, Inc.	751,601	47,740	799,341
169,420	10,870	180,290	Anworth Mortgage Asset Corp.	1,038,545	66,633	1,105,178
31,296	2,022	33,318	[1]Argo Group International Holdings Ltd.	942,948	60,923	1,003,871
48,940	3,170	52,110	Aspen Insurance Holdings Ltd.	1,099,192	71,198	1,170,390
11,025	680	11,705	Cash America International, Inc.	172,652	10,649	183,301
24,725	1,590	26,315	City Holding Co.	674,745	43,391	718,136
52,245	3,365	55,610	Columbia Banking Systems, Inc.	334,368	21,536	355,904
48,225	3,120	51,345	Dime Community Bancorp, Inc.	452,351	29,266	481,617
15,890	1,065	16,955	First Merchants Corp.	171,453	11,491	182,944
73,535	4,715	78,250	First Niagara Financial Group, Inc.	801,532	51,393	852,925
43,250	2,750	46,000	FirstMerit Corp.	787,150	50,050	837,200
64,540	4,130	68,670	Flushing Financial Corp.	388,531	24,863	413,394
29,995	1,935	31,930	Hanover Insurance Group, Inc.	864,456	55,767	920,223
24,765	1,590	26,355	Highwoods Properties, Inc.	530,466	34,058	564,524
19,965	1,270	21,235	Home Properties of New York, Inc.	611,927	38,925	650,852
30,280	1,950	32,230	IPC Holdings Ltd.	818,771	52,728	871,499
23,385	1,505	24,890	Iberiabank Corp.	1,074,307	69,140	1,143,447
[2]29,335	1,880	31,215	Independent Bank Corp.- Massachusetts	[2]432,691	27,730	460,421
26,505	1,725	28,230	[1]Investment Technology Group, Inc.	676,408	44,022	720,430
39,470	2,550	42,020	LTC Properties, Inc.	692,304	44,727	737,031
134,475	8,625	143,100	MFA Mortgage Investments, Inc.	790,713	50,715	841,428
38,090	2,435	40,525	Montpelier Re Holdings Ltd.	493,646	31,558	525,204
42,010	2,690	44,700	Nara Bancorp, Inc.	123,509	7,909	131,418
[2]52,900	3,420	56,320	National Retail Properties, Inc.	[2]837,936	54,173	892,109
11,640	780	12,420	[1]Navigators Group, Inc.	549,175	36,800	585,975
69,175	4,445	73,620	Newalliance Bancshares, Inc.	812,115	52,184	864,299
39,905	2,565	42,470	Platinum Underwriters Holdings Ltd.	1,131,706	72,743	1,204,449
[2]20,096	1,300	21,396	Potlatch Corp.	[2]466,026	30,147	496,173
7,325	470	7,795	[1]ProAssurance Corp.	341,492	21,911	363,403
[2]17,470	1,125	18,595	Prosperity Bancshares, Inc.	[2]477,805	30,769	508,574
28,560	1,820	30,380	Senior Housing Properties Trust	400,411	25,516	425,927
68,950	4,410	73,360	South Financial Group, Inc.	75,845	4,851	80,696
93,002	5,985	98,987	Sterling Bancshares, Inc.	608,233	39,142	647,375
15,500	1,050	16,550	Stewart Information Services Corp.	302,250	20,475	322,725
51,225	3,290	54,515	Sun Communities, Inc.	605,992	38,921	644,913
[2]33,050	2,135	35,185	Trustmark Corp.	[2]607,459	39,241	646,700
[2]62,525	4,045	66,570	UCBH Holdings, Inc.	[2]94,413	6,108	100,521
18,325	1,200	19,525	Webster Financial Corp.	243,539	15,948	259,487
				22,278,663	1,435,341	23,714,004
Health Care - 6.8%
63,175	4,065	67,240	[1]Akorn, Inc.	54,331	3,496	57,827
[2]26,725	1,735	28,460	[1]Amerigroup Corp.	[2]736,006	47,782	783,788
32,030	2,055	34,085	[1]Celera Corporation	244,389	15,680	260,069
8,155	530	8,685	Chemed Corp.	317,230	20,617	337,847
8,075	530	8,605	[1]Haemonetics Corp.	444,771	29,192	473,963
18,350	1,200	19,550	1ICU Medical, Inc.	589,401	38,544	627,945
42,100	2,700	44,800	[1]Inspire Pharmaceuticals, Inc.	170,926	10,962	181,888
32,050	2,060	34,110	Invacare Corp.	513,762	33,022	546,784
10,900	675	11,575	[1]Magellan Health Services, Inc.	397,196	24,597	421,793
[2]23,645	1,520	25,165	1PSS World Medical, Inc.	[2]339,306	21,812	361,118
44,405	2,880	47,285	[1]Par Pharmaceutical Cos., Inc.	420,515	27,274	447,789
18,950	1,225	20,175	[1]Salix Pharmaceuticals Ltd.	180,025	11,637	191,662
12,755	815	13,570	[1]Varian, Inc.	302,804	19,348	322,152
16,125	1,075	17,200	[1]ViroPharma, Inc.	84,656	5,644	90,300
				4,795,318	309,607	5,104,925
Industrials - 9.9%
59,400	3,815	63,215	[1]American Commercial Lines, Inc.	188,298	12,094	200,392
19,470	1,250	20,720	Ampco-Pittsburgh Corp.	258,172	16,575	274,747
[2]14,725	930	15,655	Arkansas Best Corp.	[2]280,070	17,689	297,759
30,935	2,005	32,940	[1]Ceradyne, Inc.	560,852	36,351	597,203
9,170	605	9,775	[1]Consolidated Graphics, Inc.	116,642	7,696	124,338
18,235	1,195	19,430	1EnPro Industries, Inc.	311,819	20,434	332,253
65,075	4,175	69,250	[1]GrafTech International Ltd.	400,862	25,718	426,580
23,205	1,495	24,700	[1]Hub Group, Inc.	394,485	25,415	419,900
23,085	1,500	24,585	Hubbell, Inc., Class B	622,371	40,440	662,811
61,410	3,940	65,350	[1]Interline Brands, Inc.	517,686	33,214	550,900
[2]160,375	10,260	170,635	[1]Jet Blue Airways Corp.	[2]585,369	37,449	622,818
[2]25,910	1,700	27,610	Pacer International, Inc.	[2]90,685	5,950	96,635
42,550	2,710	45,260	[1]Pike Electric Corp.	393,588	25,067	418,655
[2]23,140	1,495	24,635	[1]School Specialty, Inc.	407,033	26,297	433,330
19,630	1,255	20,885	Smith (A.O.) Corp.	[2]494,283	31,601	525,884
[2]41,250	2,630	43,880	1UAL Corp.	[2]184,800	11,782	196,582
27,893	1,785	29,678	1URS Corp.	1,127,155	72,132	1,199,287
				6,934,170	445,904	7,380,074
Information Technology - 14.6%
67,700	4,350	72,050	[1]Arris Group, Inc.	498,949	32,059	531,008
26,805	1,740	28,545	[1]Avocent Corp.	325,413	21,124	346,537
28,060	1,795	29,855	Black Box Corp.	662,497	42,380	704,877
[2]85,345	5,480	90,825	[1]Brocade Communications Systems, Inc.	[2]294,440	18,906	313,346
24,730	1,590	26,320	1CSG Systems International, Inc.	353,144	22,705	375,849
37,845	2,420	40,265	CTS Corp.	136,620	8,736	145,356
14,970	965	15,935	[1]CommScope, Inc.	170,059	10,962	181,021
16,495	1,090	17,585	[1]Digital River, Inc.	491,881	32,504	524,385
[2]88,495	5,670	94,165	[1]EarthLink Network, Inc.	[2]581,412	37,252	618,664
63,495	4,080	67,575	[1]Fairchild Semiconductor International, Inc., Class A	236,836	15,218	252,054
336,119	21,545	357,664	[1]Finisar Corp.	147,892	9,480	157,372
46,700	3,005	49,705	[1]Insight Enterprises, Inc.	142,902	9,195	152,097
26,035	1,680	27,715	1NICE-Systems Ltd., ADR	647,230	41,765	688,995
0	3,705	3,705	[1]NetScout Systems, Inc.	0	26,528	26,528
[2]47,165	3,025	50,190	[1]Perot Systems Corp.	[2]607,485	38,962	646,447
[2]18,845	1,220	20,065	1SPSS, Inc.	[2]535,763	34,685	570,448
151,225	9,695	160,920	[1]SeaChange International, Inc.	865,008	55,455	920,463
82,140	5,285	87,425	[1]Sonicwall, Inc.	366,344	23,571	389,915
66,290	4,235	70,525	[1]Symmetricom, Inc.	232,015	14,823	246,838
136,700	8,775	145,475	Technitrol, Inc.	233,757	15,005	248,762
200,200	12,815	213,015	[1]Triquint Semiconductor, Inc.	494,494	31,653	526,147
97,910	6,260	104,170	United Online, Inc.	436,679	27,920	464,599
32,000	2,055	34,055	[1]Verifone Holdings, Inc.	217,600	13,974	231,574
42,970	2,735	45,705	[1]Vignette Corp.	287,040	18,270	305,310
68,560	4,390	72,950	[1]Zoran Corp.	603,328	38,632	641,960
29,065	1,865	30,930	[1]j2 Global Communications, Inc.	636,233	40,825	677,058
				10,205,021	682,589	10,887,610
Materials - 7.2%
48,595	3,140	51,735	[1]Buckeye Technologies, Inc.	103,507	6,688	110,195
1	0	1	[1]Clearwater Paper Corp.	5	0	5
41,775	2,680	44,455	Cliffs Natural Resources, Inc.	758,634	48,669	807,303
20,620	1,350	21,970	Compass Minerals International, Inc.	1,162,350	76,099	1,238,449
[2]132,880	8,495	141,375	[1]Hecla Mining Co.	[2]265,760	16,990	282,750
26,855	1,745	28,600	Innospec, Inc.	101,243	6,579	107,822
19,825	1,260	21,085	[1]Intrepid Potash, Inc.	365,771	23,247	389,018
9,340	580	9,920	Kaiser Aluminum Corp.	216,634	13,410	230,044
54,695	3,530	58,225	Myers Industries, Inc.	335,827	21,674	357,501
13,200	835	14,035	Newmarket Corp.	584,760	36,991	621,751
18,160	1,195	19,355	1OM Group, Inc.	350,851	23,087	373,938
41,800	2,700	44,500	[1]Rockwood Holdings, Inc.	331,892	21,438	353,330
52,200	3,385	55,585	Spartech Corp.	128,412	8,327	136,739
[2]87,005	5,580	92,585	[1]Stillwater Mining Co.	[2]321,919	20,646	342,565
				5,027,565	323,845	5,351,410
Utilities - 7.4%
21,330	1,380	22,710	AGL Resources, Inc.	565,885	36,611	602,496
[2]29,365	1,880	31,245	Atmos Energy Corp.	[2]678,919	43,466	722,385
47,775	3,075	50,850	Avista Corp.	658,340	42,373	700,713
34,945	2,240	37,185	Cleco Corp.	757,956	48,586	806,542
18,030	1,185	19,215	MGE Energy, Inc.	565,601	37,173	602,774
18,525	1,210	19,735	Northwestern Corp.	397,917	25,991	423,908
20,330	1,310	21,640	Southwest Gas Corp.	428,353	27,602	455,955
19,370	1,245	20,615	UniSource Energy Corp.	546,040	35,096	581,136
[2]35,535	2,290	37,825	Westar Energy, Inc.	[2]622,929	40,144	663,073
				5,221,940	337,042	5,558,982
			TOTAL COMMON STOCKS	69,396,894	4,491,873	73,888,767
Mutual Funds - 17.1%
11,536,363	0	11,536,363	[3]Invesco AIM Liquid Assets Portfolio	11,536,363	0	11,536,363
1,160,909	0	1,160,909	[4]Touchstone Institutional Money Market Fund	1,160,909	0	1,160,909
0	62,971	62,971	[4,5]Prime Value Obligations Fund, Institutional Shares, 1.07%	0	62,971	62,971
			TOTAL MUTUAL FUNDS	12,697,272	62,971	12,760,243

			Total Investments - 116.1%	82,094,166	4,554,844	86,649,010
			Other Assets & Liabilities - Net - (16.1)%[6]	(11,978,473)	(13,253)	(11,991,726)
			Total Net Assets - 100%	$70,115,693	$4,541,591	$74,657,284

Note: The categories of investments are shown as a percentage of total net assets at March 31, 2009.
(1) Non-income producing security.
(2) All or a portion of the security is on loan. The total value of securities on loan, as of March 31, 2009, was $11,189,866.
(3) Represents collateral for securities loaned.
(4) Affiliated company.
(5) 7-Day net yield.
(6) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Touchstone Small Value Fund
Federated Small Value Fund
Pro Forma Combining Statements of Assets & Liabilities
March 31, 2009 (unaudited)

						Federated
	Touchstone	Federated				Small Value
	Small	Small Value		Pro Forma		Pro Forma
	Value Fund	Fund		Adjustment		Combined
Assets:
Investments in securities, at value
Affiliated securities	$1,160,909	$62,971		$0		$1,223,880
Non-affiliated securities (including $11,189,866 of securities loaned for Touchstone)	80,933,257	$4,491,873		0		85,425,130
Cash	0	457		0		457
Income receivable	59,854	3,385		0		63,239
Receivable for shares sold	73,011	0		0		73,011
Receivable for investments sold	607,307	25,194		0		632,501
Receivable for securities lending income	4,728	0		0		4,728
Other assets	11,798	0		0		11,798
Total assets	82,850,864	4,583,880		0		87,434,744
Liabilities:
Payable for investments purchased	823,847	21,452		0		845,299
Dividends payable	5,564	0		0		5,564
Payable for shares redeemed	56,988	0		0		56,988
Payable for collateral due to broker for securities loaned	11,536,363	0		0		11,536,363
Payable for administrative personnel and services fee	0	8,111		0		8,111
Payable for advisory fees	43,372	0		0		43,372
Payable for Directors'/Trustees' fees	3,500	0		0		3,500
Accrued expenses	265,537	12,726		0		278,263
Total liabilities	12,735,171	42,289		0		12,777,460
Net Assets	$70,115,693	$4,541,591		$0		$74,657,284
Net Assets Consists of:
Paid-in capital	125,036,657	4,316,472		0		129,353,129
Net unrealized appreciation (depreciation) of investments	(34,843,511)	222,198		0		(34,621,313)
Accumulated net realized gain (loss) on investments	(20,236,104)	2,211		0		(20,233,893)
Undistributed net investment income	158,651	710		0		159,361
Total Net Assets	$70,115,693	$4,541,591		$0		$74,657,284

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Net Assets
Class A Shares	$962,691	$ 12,390		$68,601,340	(a)	$ 69,576,421
Class C Shares	551,662	107		0		551,769
Class Z Shares	68,601,340	0		(68,601,340)	(a)	0
Institutional Shares	0	4,529,094		0		4,529,094

Shares Outstanding (unlimited shares authorized)
Class A Shares	127,384	1,157		6,367,857	(a)	6,496,398
Class C Shares	73,697	10		(22,188)	(a)	51,519
Class Z Shares	9,055,229	0		(9,055,229)	(a)	0
Institutional Shares	0	423,036		0		423,036

Net Asset Value Per Share
Class A Shares	$7.56	$10.71		0		$10.71
Class C Shares	$7.49	$10.71		0		$10.71
Class Z Shares	$7.58	$0.00		0		-
Institutional Shares	$0.00	$10.71		0		$10.71

Offering Price Per Share
Class A Shares	$8.02	$11.33	(b)	0		$11.33
Class C Shares	$7.49	$10.71		0		$10.71
Class Z Shares	$7.58	$0.00		0		-
Institutional Shares	$0.00	$10.71		0		$10.71

Redemption Proceeds Per Share
Class A Shares	$7.56	$10.71		0		$10.71
Class C Shares	$7.49	$10.59	(c)	0		$10.59
Class Z Shares	$7.58	$0.00		0		-
Institutional Shares	$0.00	$10.71		0		$10.71

Investments, at identified cost	$117,204,141	$4,332,646		$0		$121,536,787

(a) Adjustment to reflect asset/share balance as a result of the reorganization.
(b) Computation of offering price per share: 100/94.50 of net asset value.
(c) Computation of redemption proceeds per share: 99.00/100 of net asset value.

Touchstone Small Value Fund
Federated Small Value Fund
Pro Forma Combining Statements of Operations
March 31, 2009 (unaudited)

					Federated
	Touchstone	Federated			Small Value
	Small	Small Value	Pro Forma		Pro Forma
	Value Fund	Fund	Adjustment		Combined
Investment Income:
Dividends from affiliated securities	$81,243	$204	$0		$81,447
Dividends from non-affiliated securities	2,359,232	2,343	0		2,361,575
Interest	226	0	0		226
Income from securities loaned	172,320	0	0		172,320
Total Investment Income	2,613,021	2,547	0		2,615,568
Expenses:
Investment advisory fee	912,834	1,383	83,873	(a)	998,090
Administrative personnel and services fee	214,786	10,082	5,132	(b)	230,000
Custodian fees	(26,755)	1,523	77,204	(c)	51,972
Transfer and dividend disbursing agent fees and expenses	95,293	3,071	77,802	(d)	176,166
Auditing fees	0	1,809	24,191	(e)	26,000
Legal fees	2,784	905	6,811	(f)	10,500
Portfolio accounting fees	0	1,674	75,326	(g)	77,000
Professional fees	19,842	0	(19,842)	(h)	0
Directors'/Trustees' fees	2,134	0	(359)	(i)	1,775
Distribution services fee - Class A Shares	2,864	0	(2,864)	(j)	0
Distribution services fee - Class C Shares	5,129	0	(1,281)	(j)	3,848
Shareholder services fee	198,725	0	(198,725)	(k)	0
Shareholder services fee - Class A Shares	0	1	264,334	(k)	264,335
Shareholder services fee - Class C Shares	0	0	1,282	(k)	1,282
Share registration costs	45,706	3,159	835	(l)	49,700
Printing and postage	22,006	1,505	8,751	(m)	32,262
Miscellaneous	(2,084)	322	5,762	(n)	4,000
Total expenses	1,493,264	25,434	408,232		1,926,930
Waivers and Reimbursement-
Waiver of investment adviser fee	62,814	(1,383)	(349,876)	(o)	(288,445)
Waiver of administrative personnel and services fee	0	(1,971)	(41,919)	(p)	(43,890)
Reimbursement of other operating expenses	0	(20,243)	20,243	(q)	0
Total Waivers and Reimbursement	62,814	(23,597)	(371,552)		(332,335)
Net Expenses	1,556,078	1,837	36,680		1,594,595
Net Investment Income	$1,056,943	$710	($36,680)		$1,020,973
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(11,890,749)	2,211	0		(11,888,538)
Net change in unrealized appreciation (depreciation) of investments	(31,112,766)	222,198	0		(30,890,568)
Net realized and unrealized gain (loss) on investments	(43,003,515)	224,409	0		(42,779,106)
Change in net assets resulting from operations	($41,946,572)	$225,119	($36,680)		($41,758,133)

(See Notes to Pro Forma Financial Statements)

                       Touchstone Small Value Fund
Federated Small Value Fund
Notes to Pro Forma Combining Financial Statements
For the Period Ended March 31, 2009 (unaudited)

Note 1. Description of the Fund

Touchstone Small Value Fund, a portfolio of the Touchstone Funds Group Trust, is registered under the Investment Company Act of 1940, as amended (the “Act), as an open-end management investment company.  The Portfolio is a diversified portfolio offering three classes of shares: Class A Shares, Class C Shares and Class Z Shares.

Federated Small Value Fund (the “Fund”), a series of Federated Equity Funds, is registered under the Act as an open-end, management investment company.   The Fund commenced operations on March 16, 2009.   For the purposes of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2008 to March 31, 2009.  Federated Small Value Fund consists of three classes of shares: Class A Shares, Class C Shares, and Institutional Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Financial Statements Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Touchstone Small Value Fund and Federated  Small Value Fund (individually referred to as the “Fund”, or collectively as the “Funds”), for the period ended March 31, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2009.

For purposes of the Pro Forma Combining Statement of Operations, Federated Small Value Pro Forma Combined reflects a full year of expenses on the combined assets of the Funds, even though Federated Small Value Fund has only been in operation since March 16, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class C Shares and Class Z Shares of Touchstone Small Value Fund, for Class A Shares, Class C Shares and Class A Shares of Federated Small Value Fund, respectively.  Under generally accepted accounting principles, Touchstone Small Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended March 31, 2009, Touchstone Small Value Fund and Federated Small Value Fund would have paid investment advisory fees computed at the annual rate of 0.85% and 0.90%, respectively, as a percentage of average daily net assets.

Federated Investors, Inc. will pay the direct expenses and all the indirect expenses of the Reorganization.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Trustees of Federated Small Value Fund have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

For Touchstone Small Value Fund, if the Advisor or Sub-Advisor becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, it may request that a Fair Value Committee Meeting be called.  In addition, the Fund’s Administrator or Sub-Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its NAV.  If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor that such limits have been exceeded.  In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

Note 4. Securities Lending

The Touchstone Small Value Fund may lend its portfolio securities.  Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.  To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund’s custodian in an amount at least equal to the market value of the loaned securities.  As of March 31, 2009, the Touchstone Small Value Fund had  securities on loan with a fair value of $11,189,866 and had received collateral with a value of $11,536,363.

Note 5. Shares of Beneficial Interest

The Pro Forma Class A Shares and Class C Shares net asset value per share assumes the issuance of 89,887 Class A Shares,  51,509 Class C Shares,  and 6,405,354 Class A Shares of Federated Small Value Fund in exchange for 127,384 Class A Shares,  73,697 Class C Shares, and 9,055,229 Class Z Shares of Touchstone Small Value Fund, respectively, which would have been outstanding at March 31, 2009 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

Note 6. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Small Value Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.  Federated Small Value Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, on March 16, 2009. As of and during the period ended March 31, 2009, the Fund did not have a liability for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of March 31, 2009, tax year 2009 will be subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 7. Pro Forma Adjustments

(a)
Touchstone Advisers, Inc.  (Touchstone) serves as investment adviser to Touchstone Small Value Fund.  The advisory agreement between the Touchstone Small Value Fund and Touchstone provides for an annual fee equal to 0.85% of the average daily net assets of Touchstone Small Value Fund.  Federated Global Investment Management Corp. (FGIMCO) serves as investment adviser to the Federated Small Value Fund and receives for its services an annual investment advisory fee equal to 0.90% of the average daily net assets of the Federated Small Value Fund. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.90% of the pro forma combined fund’s average daily net assets.

The Advisor may voluntarily choose to waive a portion of its fee.  The Advisor can modify or terminate this voluntary waiver at any time at its sole discretion.
.
(b)
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated  Small Value Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  FAS may voluntarily choose to waive any portion of its fee.  FAS can terminate its voluntary waiver at any time at its sole discretion.  As of December 31, 2006, Touchstone provides administrative services to the Touchstone Small Value Fund.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the Federated Small Value Pro Forma Combined Fund’s average daily net assets.

(c)
Adjustment to reflect custodian fees based upon the assets and current expense structure of Federated Small Value Pro Forma Combined Fund. For Touchstone Small Value Fund, custody expenses were reduced to account for a new custodian agreement. Thus expenses appear to be negative during the period presented.

(d)	Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the assets and current expense structure of Federated Small Value Pro Forma Combined Fund.

(e)	Adjustment to reflect auditing fees based upon the current expense structure for the Federated Small Value Pro Forma Combined Fund.

(f)	Adjustment to reflect legal fees based upon the current expense structure for the Federated Small Value Pro Forma Combined Fund.

(g)	Adjustment to reflect portfolio accounting fees based upon the asset level and current expense structure for the Federated Small Value Pro Forma Combined Fund.

(h)	Adjustment to reflect elimination of professional fees now reflected in other expense categories for the Federated Small Value Pro Forma Combined Fund.

(i)	Adjustment to reflect Directors’/Trustees’ fees based upon the asset level and current expense structure for the Federated Small Value Pro Forma Combined Fund.

(j)
Adjustment to reflect distribution services fees resulting from the exchange of Class Z Shares of Touchstone Small Value Fund for Class A Shares of Federated Small Value Fund and to reflect the current expense structure for Class A and Class C shares of  Federated Small Value Pro Forma Combined Fund.

(k)
Adjustment to reflect shareholder services fees resulting from the exchange of Class Z Shares of Touchstone Small Value Fund for Class A Shares of Federated Small Value Fund and to reflect the current expense structure for Class A and Class C shares of  Federated Small Value Pro Forma Combined Fund.

(l)	Adjustment to reflect share registration costs based upon the current assets and expense structure for the Federated Small Value Pro Forma Combined Fund.

(m)	Adjustment to reflect printing and postage based upon the current shareholder base and expense structure for the Federated Small Value Pro Forma Combined Fund.

(n)	Adjustment to reflect miscellaneous expense based upon the current expense structure for the Federated Small Value Pro Forma Combined Fund.

(o)	Adjustment to reflect the anticipated voluntary waiver of investment advisory fees on the average daily net assets of the Federated Small Value Pro Forma Combined Fund.

(p)	Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees on the average daily net assets of the Federated Small Value Pro Forma Combined Fund.

(q)	Adjustment to reflect the anticipated reimbursement necessary based on the average daily net assets of the Federated Small Value Pro Forma Combined Fund.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED MARCH 31, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma  Financial Statements Combining the Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Clover Value Fund (Federated Value Fund), Touchstone Value Opportunities Fund (Touchstone Value Fund), and Federated American Leaders Fund, Inc. (American Leaders Fund)  (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended March 31, 2009.  Touchstone Value Fund will be reorganized into Federated  Value Fund  (the “Acquiring Fund”) as of the close of business on or about August 28 2009.  Additionally, it is anticipated that American Leaders Fund will be reorganized into Federated Value Fund  as of the close of business on or about September 18, 2009 and its impact should therefore be reflected in the accompanying unaudited Pro Forma Financial Statements.  The Federated Value Fund commenced operations on March 16, 2009.   For the purposes of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2008 to March 31, 2009, with Federated Value Fund reflecting only 16 days of operations.    These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class C Shares and Class Z Shares of Touchstone Value Fund  for Class A Shares, Class C Shares and Class A Shares of Federated Value Fund, respectively, and of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares of American Leaders Fund for Class A Shares, Class B Shares, Class C Shares, Class A Shares and Class K Shares of Federated Value Fund, respectively.   Under generally accepted accounting principles, Touchstone Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund.   Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Touchstone Value Fund
American Leaders Fund
Federated Value Fund
Pro Forma Combining Portfolios of Investments
March 31, 2009 (unaudited)

		Federated		Federated				Federated		Federated
		Value		Value				Value		Value
Touchstone	Federated	Pro	American	Pro		Touchstone	Federated	Pro	American	Pro
Value	Value	Forma	Leaders	Forma		Value	Value	Forma	Leaders	Forma
Fund	Fund	Combined	Fund.	Combined II		Fund	Fund	Combined	Fund	Combined II

			Shares				Value
COMMON STOCKS - 96.5%
Consumer Discretionary - 8.4%
[2]127,430	5,420	132,850	603,915	736,765	Block (H&R), Inc.	[2]2,317,952	98,590	2,416,542	10,985,214	13,401,756
134,790	5,815	140,605	0	140,605	[1]Liberty Media Corp.	2,689,061	116,009	2,805,070	0	2,805,070
40,610	1,820	42,430	199,710	242,140	McDonald's Corp.	2,216,088	99,317	2,315,405	10,898,175	13,213,580
0	0	0	816,000	816,000	Regal Entertainment Group	0	0	0	10,942,560	10,942,560
29,842	1,302	31,144	65,003	96,147	Time Warner Cable, Inc.	740,075	32,287	772,362	1,612,080	2,384,442
118,875	5,187	124,062	258,967	383,029	Time Warner, Inc.	2,294,283	100,103	2,394,386	4,998,057	7,392,443
[2]72,370	3,270	75,640	534,900	610,540	Walt Disney Co.	[2]1,314,239	59,383	1,373,622	9,713,784	11,087,406
						11,571,698	505,689	12,077,387	49,149,870	61,227,257
Consumer Staples - 14.5%
0	0	0	501,200	501,200	Altria Group, Inc.	0	0	0	8,029,224	8,029,224
77,315	3,665	80,980	0	80,980	CVS Caremark Corp.	2,125,389	100,751	2,226,140	0	2,226,140
104,665	3,135	107,800	406,515	514,315	H.J. Heinz Co.	3,460,225	103,643	3,563,868	13,439,386	17,003,254
0	0	0	288,820	288,820	Kimberly-Clark Corp.	0	0	0	13,317,490	13,317,490
94,110	4,165	98,275	487,230	585,505	Kraft Foods, Inc., Class A	2,097,712	92,838	2,190,550	10,860,357	13,050,907
0	0	0	367,500	367,500	Kroger Co.	0	0	0	7,798,350	7,798,350
51,162	2,215	53,377	0	53,377	Lorillard, Inc.	3,158,742	136,754	3,295,496	0	3,295,496
56,780	2,055	58,835	149,300	208,135	Philip Morris International, Inc.	2,020,232	73,117	2,093,349	5,312,094	7,405,443
68,175	2,865	71,040	0	71,040	Procter & Gamble Co.	3,210,361	134,913	3,345,274	0	3,345,274
0	0	0	247,100	247,100	Reynolds American, Inc.	0	0	0	8,856,064	8,856,064
63,130	2,775	65,905	0	65,905	Walgreen Co.	1,638,855	72,039	1,710,894	0	1,710,894
0	0	0	367,700	367,700	Wal-Mart Stores, Inc.	0	0	0	19,157,170	19,157,170
						17,711,516	714,055	18,425,571	86,770,135	105,195,706
Energy - 12.5%
[2]64,495	2,850	67,345	0	67,345	Cabot Oil & Gas Corp., Class A	[2]1,520,147	67,174	1,587,321	0	1,587,321
106,275	3,055	109,330	410,515	519,845	Chevron Corp.	7,145,932	205,418	7,351,350	27,603,029	34,954,379
0	2,600	2,600	0	2,600	ConocoPhillips	0	101,816	101,816	0	101,816
95,340	4,160	99,500	370,900	470,400	Exxon Mobil Corp.	6,492,654	283,296	6,775,950	25,258,290	32,034,240
0	0	0	156,800	156,800	Hess Corp.	0	0	0	8,498,560	8,498,560
53,105	2,275	55,380	0	55,380	Noble Energy, Inc.	2,861,297	122,577	2,983,874	0	2,983,874
0	0	0	156,525	156,525	Occidental Petroleum Corp.	0	0	0	8,710,616	8,710,616
80,450	3,420	83,870	0	83,870	Peabody Energy Corp.	2,014,468	85,637	2,100,105	0	2,100,105
						20,034,498	865,918	20,900,416	70,070,495	90,970,911
Financials - 17.0%
0	0	0	294,100	294,100	AON Corp.	0	0	0	12,005,162	12,005,162
0	0	0	202,665	202,665	Ace Ltd.	0	0	0	8,187,666	8,187,666
0	0	0	387,600	387,600	Aflac, Inc.	0	0	0	7,503,936	7,503,936
76,400	2,840	79,240	0	79,240	Assurant, Inc.	1,663,992	61,855	1,725,847	0	1,725,847
106,375	4,600	110,975	0	110,975	Axis Capital Holdings Ltd.	2,397,693	103,684	2,501,377	0	2,501,377
0	0	0	[2]680,745	680,745	1BB&T Corp.	0	0	0	[2]11,518,205	11,518,205
0	0	0	511,370	511,370	Bank of America Corp.	0	0	0	3,487,543	3,487,543
164,385	7,670	172,055	0	172,055	Bank of New York Mellon Corp.	4,643,875	216,678	4,860,553	0	4,860,553
15,235	645	15,880	0	15,880	Goldman Sachs Group, Inc.	1,615,215	68,383	1,683,598	0	1,683,598
157,620	6,950	164,570	0	164,570	Invesco Ltd.	2,184,613	96,327	2,280,940	0	2,280,940
129,805	5,600	135,405	770,455	905,860	J.P. Morgan Chase & Co.	3,450,216	148,848	3,599,064	20,478,694	24,077,758
[2]149,300	6,465	155,765	0	155,765	KeyCorp	[2]1,174,991	50,880	1,225,871	0	1,225,871
0	0	0	585,100	585,100	Loews Corp.	0	0	0	12,930,710	12,930,710
64,750	2,750	67,500	0	67,500	Morgan Stanley	1,474,358	62,618	1,536,976	0	1,536,976
35,055	1,535	36,590	0	36,590	PNC Financial Services Group	1,026,761	44,960	1,071,721	0	1,071,721
[2]47,245	2,088	49,333	0	49,333	Simon Property Group, Inc.	[2]1,636,567	72,328	1,708,895	0	1,708,895
72,995	3,125	76,120	0	76,120	The Travelers Cos., Inc.	2,966,516	127,000	3,093,516	0	3,093,516
[2]124,080	5,535	129,615	575,415	705,030	U.S. Bancorp	[2]1,812,809	80,866	1,893,675	8,406,813	10,300,488
0	0	0	824,095	0	Wells Fargo & Co.	0	0	0	11,735,113	11,735,113
						26,047,606	1,134,427	27,182,033	96,253,842	123,435,875
Health Care - 14.5%
0	0	0	302,200	302,200	Abbott Laboratories	0	0	0	14,414,940	14,414,940
46,130	1,995	48,125	0	48,125	[1]Amgen, Inc.	2,284,358	98,792	2,383,150	0	2,383,150
[2]205,580	9,050	214,630	0	214,630	[1]Boston Scientific Corp.	[2]1,634,361	71,948	1,706,309	0	1,706,309
0	0	0	731,200	731,200	Bristol-Myers Squibb Co.	0	0	0	16,027,904	16,027,904
55,045	2,455	57,500	463,400	520,900	Covidien Ltd.	1,829,696	81,604	1,911,300	15,403,416	17,314,716
52,005	2,240	54,245	0	54,245	[1]Hospira, Inc.	1,604,874	69,126	1,674,000	0	1,674,000
56,365	2,440	58,805	405,800	464,605	Johnson & Johnson	2,964,799	128,344	3,093,143	21,345,080	24,438,223
63,515	2,750	66,265	0	66,265	Merck & Co., Inc.	1,699,026	73,563	1,772,589	0	1,772,589
236,520	10,520	247,040	[2]835,905	1,082,945	Pfizer, Inc.	3,221,402	143,282	3,364,684	[2]11,385,026	14,749,710
53,215	2,325	55,540	0	55,540	[1]Wellpoint, Inc.	2,020,574	88,280	2,108,854	0	2,108,854
0	0	0	199,500	199,500	Wyeth	0	0	0	8,586,480	8,586,480
						17,259,090	754,939	18,014,029	87,162,846	105,176,875
Industrials - 7.1%
0	0	0	195,600	195,600	3M Co.	0	0	0	9,725,232	9,725,232
[2]253,715	10,950	264,665	828,550	1,093,215	General Electric Co.	[2]2,565,058	110,705	2,675,763	8,376,641	11,052,404
0	0	0	232,000	232,000	Lockheed Martin Corp.	0	0	0	16,014,960	16,014,960
0	0	0	186,500	186,500	Northrop Grumman Corp.	0	0	0	8,138,860	8,138,860
52,175	2,280	54,455	0	54,455	Raytheon Co.	2,031,695	88,783	2,120,478	0	2,120,478
72,275	2,130	74,405	0	74,405	[1]Shaw Group, Inc.	1,981,058	58,383	2,039,441	0	2,039,441
88,335	3,865	92,200	0	92,200	Waste Management, Inc.	2,261,376	98,944	2,360,320	0	2,360,320
						8,839,187	356,815	9,196,002	42,255,693	51,451,695
Information Technology - 5.3%
152,830	5,820	158,650	0	158,650	Corning, Inc.	2,028,054	77,231	2,105,285	0	2,105,285
118,230	5,025	123,255	0	123,255	1EMC Corp.	1,347,822	57,285	1,405,107	0	1,405,107
0	0	0	384,860	384,860	Hewlett-Packard Co.	0	0	0	12,338,612	12,338,612
[2]25,275	925	26,200	173,800	200,000	IBM Corp.	[2]2,448,894	89,623	2,538,517	16,839,482	19,377,999
98,930	4,200	103,130	0	103,130	Intel Corp.	1,488,897	63,210	1,552,107	0	1,552,107
134,120	6,035	140,155	0	140,155	[1]Symantec Corp.	2,003,753	90,163	2,093,916	0	2,093,916
						9,317,420	377,512	9,694,932	29,178,094	38,873,026
Materials - 1.9%
93,535	4,275	97,810	0	97,810	Ball Corp.	4,059,419	185,535	4,244,954	0	4,244,954
23,100	1,000	24,100	0	24,100	Potash Corp. of Saskatchewan, Inc.	1,866,711	80,810	1,947,521	0	1,947,521
0	0	0	200,700	200,700	PPG Industries, Inc.	0	0	0	7,405,830	7,405,830
						5,926,130	266,345	6,192,475	7,405,830	13,598,305
Telecommunication Services - 7.7%
158,070	5,550	163,620	[2]1,095,600	1,259,220	AT&T, Inc.	3,983,364	139,860	4,123,224	[2]27,609,120	31,732,344
89,560	3,910	93,470	713,132	806,602	Verizon Communications, Inc.	2,704,712	118,082	2,822,794	21,536,586	24,359,380
						6,688,076	257,942	6,946,018	49,145,706	56,091,724
Utilities - 7.6%
112,810	4,675	117,485	0	117,485	DPL, Inc.	2,542,737	105,375	2,648,112	0	2,648,112
0	0	0	1,189,200	1,189,200	Duke Energy Corp.	0	0	0	17,029,344	17,029,344
82,780	2,815	85,595	278,245	363,840	Exelon Corp.	3,757,385	127,773	3,885,158	12,629,540	16,514,698
[2]112,360	4,910	117,270	0	117,270	National Fuel Gas Co.	[2]3,446,081	150,590	3,596,671	0	3,596,671
0	0	0	500,615	500,615	Southern Co.	0	0	0	15,328,831	15,328,831
						9,746,203	383,738	10,129,941	44,987,715	55,117,656
					TOTAL COMMON STOCKS	133,141,424	5,617,380	138,758,804	562,380,226	701,139,030
Exchange-Traded Mutual Fund - 0.0%
0	1,400	1,400	0	1,400	iShares Russell 1000 Value Index Fund	0	56,826	56,826	0	56,826
Mutual Funds - 11.7%
19,187,499	0	19,187,499	0	19,187,499	[3]Invesco AIM Liquid Assets Portfolio	19,187,499	0	19,187,499	0	19,187,499
	103,687	103,687	[6]62,688,006	62,791,693	4,5,Prime Value Obligations Fund, Institutional Shares, 1.07%	0	103,687	103,687	[6]62,688,006	62,791,693
3,383,296	0	3,383,296	0	3,383,296	[4]Touchstone Institutional Money Market Fund	3,383,296	0	3,383,296	0	3,383,296
					Total Mutual Funds	22,570,795	103,687	22,674,482	62,688,006	85,362,488
					Total Investments - 108.2%	155,712,219	5,777,893	161,490,112	625,068,232	786,558,344
					Other Assets & Liabilities - Net - (8.2)%[7]	(21,083,035)	301,014	(20,782,021)	(38,934,548)	(59,716,569)
					Total Net Assets - 100%	$134,629,184	$6,078,907	$140,708,091	$586,133,684	$726,841,775

Note: The categories of investments are shown as a percentage of total net assets at March 31, 2009.
(1) Non-income producing security.
(2) All or a portion of the security is on loan.  The total value of securities on loan, as of March 31, 2009, was $15,031,583 and $38,088,600 for Touchstone Value and American Leaders funds, respectively.

(3) Represents collateral for securities loaned for Touchstone Value Fund.
(4) Affiliated company.
(5) 7-Day net yield.
(6) All or a portion of this security is held as collateral for securities lending for American Leaders Fund.
(7) Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Touchstone Value Fund
Federated Value Fund
American Leaders Fund
Pro Forma Combining Statements of Assets & Liabilities
March 31, 2009 (unaudited)

	Touchstone		Federated				Federated Value	American				Federated Value
	Value		Value		Pro Forma		Pro Forma	Leaders		Pro Forma		Pro Forma
	Fund		Fund		Adjustment		Combined	Fund		Adjustment		Combined II
Assets:
Investments in securities, at value:								$
Affiliated securities	$3,383,296		$103,687		$0		$3,486,983	$62,688,006		$0		$66,174,989
Non-affiliated securities*	152,328,923		5,674,206		0		158,003,129	562,380,226		0		720,383,355
Cash	0		356,782		0		356,782	1,706		0		358,488
Income receivable	222,272		10,406		0		232,678	1,632,977		0		1,865,655
Receivable for investments sold	0		54,849		0		54,849	215,473		0		270,322
Receivable for securities lending income	5,983		0		0		5,983	0		0		5,983
Receivable for shares sold	330,076		0		0		330,076	0		0		330,076
Other assets	29,303		0		0		29,303	0		0		29,303
Total assets	156,299,853		6,199,930		0		162,499,783	626,918,388		0		789,418,171
Liabilities:
Payable for investments purchased	2,085,371		90,788		0		2,176,159	0		0		2,176,159
Payable for shares redeemed	122,020		0		0		122,020	675,835		0		797,855
Dividends payable	59,252		0		0		59,252	0		0		59,252
Payable for administrative personnel and services fee	0		10,742		0		10,742	0		0		10,742
Payable for Directors'/Trustees' fees	2,942		0		0		2,942	10,091		0		13,033
Payable for advisory fees	75,536		0		0		75,536	0		0		75,536
Payable for collateral due to broker for securities loaned	19,187,499		0		0		19,187,499	36,066,192		0		55,253,691
Payable for distribution services fee	0		1		0		1	70,739		0		70,740
Payable for shareholder services fee	0		0		0		0	204,402		0		204,402
Accrued expenses	138,049		19,492		0		157,541	757,445		0		914,986
Total liabilities	21,670,669		121,023		0		21,791,692	37,784,704		0		59,576,396
Net Assets	$134,629,184		$6,078,907		$0		$140,708,091	$589,133,684		$0		$729,841,775
Net Assets Consists of:
Paid-in capital	206,965,915		5,802,579		0		212,768,494	1,207,272,800		0		1,420,041,294
Net unrealized appreciation (depreciation) of investments	(43,669,769)		268,872		0		(43,400,897)	(226,093,653)		0		(269,494,550)
Accumulated net realized gain (loss) on investments	(28,617,224)		7,645		0		(28,609,579)	(395,788,153)		0		(424,397,732)
Undistributed (distributions in excess of) net investment income	(49,738)		(189)		0		(49,927)	742,690		0		692,763
Total Net Assets	$134,629,184		$6,078,907		$0		$140,708,091	$586,133,684		$0		$726,841,775

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Net Assets
Institutional Shares	$0		$ 5,709,677		$0		$ 5,709,677	$0		$0		$ 5,709,677
Class A Shares	9,370,966		356,689		121,840,306	a	131,567,961	455,086,174		16,067,732	a	602,721,867
Class B Shares	0		12,331		0		12,331	74,709,134		0		74,721,465
Class C Shares	3,417,912		105		0		3,418,017	30,845,543		0		34,263,560
Class F Shares	0		0		0		0	16,067,732		(16,067,732)	a	0
Class K Shares	0		105		0		105	9,425,101		0		9,425,206
Class Z Shares	121,840,306		0		(121,840,306)	a	0	0		0		0

Shares Outstanding**
Institutional Shares	0		587,681		0		587,681	0		0		587,681
Class A Shares	1,007,124		36,696		12,491,978	a	13,535,798	47,675,229		797,395	a	62,008,422
Class B Shares	0		1,270		0		1,270	7,781,828		(87,787)	a	7,695,311
Class C Shares	368,445		11		(16,808)	a	351,648	3,215,268		(41,858)	a	3,525,058
Class F Shares	0		0		0		0	1,687,527		(1,687,527)	a	0
Class K Shares	0		11		0		11	986,994		(17,334)	a	969,671
Class Z Shares	13,109,302		0		(13,109,302)	a	0	0		0		0

Net Asset Value Per Share
Institutional Shares	-		$9.72		0		$9.72	-		0		$9.72
Class A Shares	$9.30		$9.72		0		$9.72	$9.55		0		$9.72
Class B Shares	-		$9.71		0		$9.71	$9.60		0		$9.71
Class C Shares	$9.28		$9.72		0		$9.72	$9.59		0		$9.72
Class F Shares	-		-		0		-	$9.52		0		-
Class K Shares	-		$9.72		0		$9.72	$9.55		0		$9.72
Class Z Shares	$9.29		-		0		-	-		0		-

Offering Price Per Share
Institutional Shares	-		$9.72		0		$9.72	-		0		$9.72
Class A Shares	$9.87	b	$10.29	b	0		$10.29	$10.11	b	0		$10.29
Class B Shares	-		$9.71		0		$9.71	$9.60		0		$9.71
Class C Shares	$9.28		$9.72		0		$9.72	$9.59		0		$9.72
Class F Shares	-		-		0		-	$9.62	c	0		-
Class K Shares	-		$9.72		0		$9.72	$9.55		0		$9.72
Class Z Shares	$9.29		-		0		-	-		0		-

Redemption Proceeds Per Share
Institutional Shares	-		$9.72		0		$9.72	-		0		$9.72
Class A Shares	$9.30		$9.72		0		$9.72	$9.55		0		$9.72
Class B Shares	-		$9.18	d	0		$9.18	$9.07	d	0		$9.18
Class C Shares	$9.28		$9.62	e	0		$9.62	$9.49	e	0		$9.62
Class F Shares	-		-		0		-	$9.42	e	0		-
Class K Shares	-		$9.72		0		$9.72	$9.55		0		$9.72
Class Z Shares	$9.29		-		0		-	-		0		-

Investments, at identified cost	$199,415,371		$5,509,021		$0		$204,924,392	$851,161,885		$0		$1,056,086,277

* Including $15,031,583 and $38,088,600 of securities loaned for Touchstone Value Fund and American Leaders Fund, respectively.
** Unlimited shares authorized for Touchstone Value and Federated Value Funds ; 125,000,0000 shares authorized for each class of American Leaders Fund a Adjustment to reflect asset/share balance as a result of the reorganization
b Computation of offering price per share: 100/94.50 of net asset value
c Computation of offering price per share: 100/99 of net asset value
d Computation of redemption proceeds per shares: 94.50/100 of net asset value
e Computation of redemption proceeds per shares: 99/100 of net asset value

Touchstone Value Fund
Federated Value Fund
American Leaders Fund
Pro Forma Combining Statements of Operations
March 31, 2009 (unaudited)

	Touchstone	Federated			Federated Value	American			Federated Value
	Value	Value	Pro Forma		Pro Forma	Leaders	Pro Forma		Pro Forma
	Fund	Fund	Adjustment		Combined	Fund	Adjustment		Combined II
Investment Income:
Dividends from affiliated securities	$162,353	$43	$0		$162,396	$408,142	$0		$570,538
Dividends from non-affiliated securities	3,804,932	7,886	0		3,812,818	26,862,683	0		30,675,501
Interest	1,322	0	0		1,322	339	0		1,661
Income from securities loaned	218,007	0	0		218,007	420,291	0		638,298
Total Investment Income	4,186,614	7,929	0		4,194,543	27,691,455	0		31,885,998
Expenses:
Investment advisory fee	1,078,914	1,773	55,718	(a)	1,136,405	6,289,570	586,422	(a)	8,012,397
Administrative personnel and services fee	291,599	13,589	4,812	(b)	310,000	714,600	(196,652)	(b)	827,948
Custodian fees	9,262	569	2,947	(c)	12,778	36,120	(5,685)	(c)	43,213
Transfer and dividend disbursing agent fees and expenses- Institutional Shares	0	9,473	1,452	(d)	10,925	0	(332)	(d)	10,593
Transfer and dividend disbursing agent fees and expenses- Class A Shares	9,373	0	334,798	(d)	344,171	1,736,754	317,015	(d)	2,397,940
Transfer and dividend disbursing agent fees and expenses- Class B Shares	0	9	5	(d)	14	377,912	143,907	(d)	521,834
Transfer and dividend disbursing agent fees and expenses- Class C Shares	3,264	0	4,735	(d)	7,999	129,513	27,042	(d)	164,554
Transfer and dividend disbursing agent fees and expenses-Class F Shares	0	0	0		0	51,887	(51,887)	(d)	0
Transfer and dividend disbursing agent fees and expenses- Class K Shares	0	0	0		0	51,260	(62)	(d)	51,199
Transfer and dividend disbursing agent fees and expenses- Class Z Shares	58,667	0	(58,667)	(d)	0	0	0		0
Auditing fees	0	1,809	24,191	(e)	26,000	28,599	(28,599)	(e)	26,000
Legal fees	2,799	904	6,297	(f)	10,000	9,015	(8,280)	(f)	10,735
Portfolio accounting fees	0	1,811	92,189	(g)	94,000	159,102	(96,882)	(g)	156,220
Professional fees	21,182	0	(21,182)	(h)	0	0	0		0
Directors'/Trustees' fees	4,618	0	(1,758)	(i)	2,860	25,452	966	(i)	29,278
Distribution services fee - Class A Shares	16,672	0	(16,672)	(j)	0	0	0		0
Distribution services fee - Class B Shares	0	1	35	(j)	36	935,786	0		935,822
Distribution services fee - Class C Shares	30,633	0	(7,657)	(j)	22,976	357,331	0		380,307
Distribution services fee - Class K Shares	0	0	0		0	61,638	0		61,638
Shareholder services fee	54,076	0	(54,076)	(k)	0	0	0		0
Shareholder services fee - Class A Shares	0	0	356,840	(k)	356,840	1,760,960	67,905	(k)	2,185,705
Shareholder services fee - Class B Shares	0	0	12	(k)	12	311,929	0		311,941
Shareholder services fee - Class C Shares	0	0	7,659	(k)	7,659	114,969	810	(k)	123,437
Shareholder services fee - Class F Shares	0	0	0		0	59,983	(59,983)	(k)	0
Account administration fee - Class A Shares	0	0	0		0	1,274	0		1,274
Account administration fee - Class C Shares	0	0	0		0	3,332	0		3,332
Share registration costs	63,441	3,344	10,924	(l)	77,709	73,900	(41,187)	(l)	110,422
Insurance premiums	0	0	4,800	(m)	4,800	6,683	(5,505)	(m)	5,978
Taxes	0	0	0		0	42,899	(42,899)	(n)	0
Printing and postage	51,903	2,842	(16,289)	(o)	38,456	184,818	(27,801)	(o)	195,473
Miscellaneous	1,730	322	1,948	(p)	4,000	20,206	(3,209)	(p)	20,997
Total expenses	1,698,133	36,446	733,062		2,467,641	13,545,492	575,104		16,588,236
Waivers, Reimbursements and Expense Reduction
Waiver/reimbursement of investment adviser fee	0	(1,773)	(509,539)	(q)	(511,312)	(49,539)	(748,063)	(q)	(1,308,914)
Reimbursement of administrative personnel and services fee	(29,991)	(2,847)	(30,732)	(r)	(63,570)	(17,515)	66,129	(r)	(14,956)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class A Shares	0	0	(71,368)	(s)	(71,368)	(146,163)	(559,284)	(s)	(776,815)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class B Shares	0	0	(6)	(s)	(6)	0	(315,553)	(s)	(315,559)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class C Shares	0	0	(2,757)	(s)	(2,757)	0	(77,970)	(s)	(80,727)
Reimbursement of shareholder services fee - Class A Shares	0	0	0		0	(78,892)	78,892	(t)	0
Reimbursement of shareholder services fee - Class F Shares	0	0	0		0	(2,310)	2,310	(t)	0
Fees paid indirectly from directed brokerage arrangements	0	0	0		0	(32,877)	0		(32,877)
Reimbursement of other operating expenses	0	(29,590)	29,590	(u)	0	0	0		0
Total Waivers, Reimbursements and Reductions	(29,991)	(34,210)	(584,812)		(649,013)	(327,296)	(1,553,539)		(2,529,848)
Net Expenses	1,668,142	2,236	148,250		1,818,628	13,218,196	(978,436)		14,058,388
Net Investment Income	$2,518,472	$5,693	($148,250)		$2,375,915	$14,473,259	$978,436		$17,827,610
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(33,127,521)	7,645	0		(33,119,876)	(182,733,704)	0		(215,853,580)
Net change in unrealized appreciation (depreciation) of investments	(47,259,147)	268,872	0		(46,990,275)	(203,592,612)	0		(250,582,887)
Net realized and unrealized gain (loss) on investments	(80,386,668)	276,517	0		(80,110,151)	(386,326,316)	0		(466,436,467)
Change in net assets resulting from operations	($77,868,196)	$282,210	($148,250)		($77,734,236)	($371,853,057)	$978,436		($448,608,857)

(See Notes to Pro Forma Financial Statements)

                       Touchstone Value Fund
Federated Value Fund
American Leaders Fund
Notes to Pro Forma Combining Financial Statements
For the Period Ended March 31, 2009 (unaudited)

Note 1. Description of the Fund

Touchstone Value Fund (the “Portfolio”), a series of The Touchstone Funds Group Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company.  The Portfolio is a diversified portfolio offering three classes of shares: Class A Shares, Class C Shares and Class Z Shares.

Federated American Leaders Fund, Inc. (the “Corporation”), is registered under the Act, as an open-end management investment company.  The Portfolio is a diversified portfolio offering five classes of shares:  Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class K Shares.

Federated Value Fund (the “Acquiring Fund”), a series of Federated Equity Funds, is registered under the Act as an open-end, management investment company.  The Fund commenced operations on March 16, 2009.   For the purposes of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2008 to March 31, 2009.  Federated Clover Value Fund consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Financial Statements Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Touchstone Value Fund, Federated Value Fund, and American Leaders Fund (individually referred to as the “Fund”, or collectively as the “Funds”), for the period ended March 31, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2009.

For purposes of the Pro Forma Combining Statements of Operations, Federated Value Pro Forma Combined and Federated Value Pro Forma Combined II reflect a full year of expenses on the combined assets of the Funds, even though Federated Value Fund has only been in operation since March 16, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A and Class Z Shares and Class C Shares of Touchstone Value Fund for Class A Shares and Class C Shares of Federated Value Fund, respectively, and of Class A and Class F Shares, Class B Shares, Class C Shares and Class K Shares of American Leaders Fund for Class A Shares, Class B Shares, Class C Shares and Class K Shares of Federated Value Fund, respectively.  Under generally accepted accounting principles, Touchstone Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended March 31, 2009, Touchstone Value Fund, Federated Value Fund and American Leaders Fund would have paid investment advisory fees computed at the annual rate of 0.74%, 0.75% and 0.69%, respectively, as a percentage of average daily net assets.

Federated Investors, Inc. will pay the direct expenses and all the indirect expenses of the Reorganization, except that because of the anticipated benefit to American Leaders Fund as a result of the Reorganization, American Leaders Fund will pay certain direct expenses relating to the printing and mailing of the proxy solicitation materials and brokerage commissions to be incurred in connection with possible disposition of a portion of its portfolio securities prior to the Reorganization and the purchase of substitute securities.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors/Trustees.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors/Trustees.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Trustees/Directors of Federated Value Fund and American Leaders Fund have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees/Directors.

The Trustees/Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees/Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees/Directors.

For Touchstone Value Fund, if the Advisor or Sub-Advisor becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, it may request that a Fair Value Committee Meeting be called.  In addition, the Fund’s Administrator or Sub-Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates its NAV.  If price movements in a monitored index or security exceed levels established by the Advisor, the Sub-Administrator notifies the Advisor or Sub-Advisor that such limits have been exceeded.  In such event, the Advisor makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

Note 4. Securities Lending

The Touchstone Value Fund and American Leaders Fund may lend their portfolio securities.  Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.  To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Funds’ custodian  at a minimum level of 100% of the market value of the securities loaned, plus interest , if applicable.  As of March 31, 2009, securities subject to this type of arrangement and related collateral were as follows:

	Market Value of Securities Loaned	Market Value of Collateral
Touchstone Value Fund	$15,031,583	$19,187,499
American Leaders Fund	$38,088,600	$39,066,192

Note 5. Shares of Beneficial Interest

The Pro Forma Class A Shares, Class B Shares, Class C Shares and Class K Shares net asset value per share assumes the issuance of  964,091 Class A Shares,  351,637 Class C Shares and  12,535,011 Class A Shares of Federated Value Fund in exchange for  1,007,124 Class A Shares,  368,445 Class C Shares, and  13,109,302 Class Z Shares of Touchstone Value Fund, respectively, and of 46,819,565 Class A Shares, 7,694,041 Class B Shares, 3,173,410 Class C Shares, 1,653,059 Class A Shares and 969,660 Class K Shares of Federated Value Fund in exchange for 47,675,229 Class A Shares, 7,781,828 Class B Shares, 3,215,268 Class C Shares, 1,687,527 Class F Shares and 986,994 Class K Shares of American Leaders Fund, respectively, which would have been outstanding at March 31, 2009 in connection with the proposed reorganization, assuming the three Funds had been combined as of such date.

Note 6. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Value Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.   Federated Value Fund adopted the provisions of FIN 48 on March 16, 2009.   As of and during the period ended March 31, 2009, the Fund did not have a liability for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of March 31, 2009, tax year 2009 will be subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Pennsylvania.

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 7. Pro Forma Adjustments

(a)           Touchstone Advisers, Inc.  (Touchstone) serves as investment adviser to Touchstone Value Fund.  The advisory agreement between the Touchstone Value Fund and Touchstone provides for an annual fee equal to 0.74% of the average daily net assets of Touchstone Value Fund.  Federated Equity Management Company of Pennsylvania (FEMCOPA) serves as investment adviser to American Leaders Fund.  The advisory agreement between American Leaders Fund and FEMCOPA provides for an annual fee equal to : (a) 0.55% of the average daily net assets of  American Leaders Fund; and (b) 4.50% of gross income, excluding capital gains or losses.  Federated Global Investment Management Corp. (FGIMCO) serves as investment adviser to the Federated Value Fund and receives for its services an annual investment advisory fee equal to 0.75% of the average daily net assets of the Federated Value Fund.   An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.75% of the pro forma combined funds’ average daily net assets.

The Advisor may voluntarily choose to waive a portion of its fee.  The Advisor can modify or terminate this voluntary waiver at any time at its sole discretion.
.
(b)           Federated Administrative Services (FAS), under the Administrative Services Agreement, provides Federated Value Fund and American Leaders Fund with certain administrative personnel and services necessary to operate the funds. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  FAS may voluntarily choose to waive any portion of its fee.  FAS can terminate its voluntary waiver at any time at its sole discretion.  As of December 31, 2006, Touchstone provides administrative services to the Touchstone Value Fund.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the Federated Value Pro Forma Combined Funds’ average daily net assets.

(c)           Adjustment to reflect custodian fees due to the combining of the portfolios into one and based upon the current expense structure of  the Federated Value Fund.

(d)           Adjustment to reflect transfer and dividend disbursing agent fees and expenses due to the combining of the portfolios into one and based upon the current expense structure of  the Federated Value Fund.

(e)           Adjustment to reflect auditing fees due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(f)           Adjustment to reflect legal fees due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(g)           Adjustment to reflect portfolio accounting fees due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(h)            Adjustment to reflect elimination of professional fees now reflected in other expense categories for the Federated Value Pro Forma Combined Fund.

(i)           Adjustment to reflect Directors’/Trustees’ fees due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(j)           Adjustment to reflect distribution services fees resulting from the exchange of Class Z Shares of Touchstone Value Fund for Class A Shares of Federated Value Fund and to reflect the current expense structure for Class A and Class C shares of  Federated Value  Fund.

(k)           Adjustment to reflect shareholder services fees resulting from the exchange of Class Z Shares of Touchstone Value Fund for Class A Shares of Federated Value Fund, the exchange of class F shares of American Leaders Fund for Class A Shares of Federated Value Fund and to reflect the current expense structure for Class A and Class C shares of  Federated Value Fund.

(l)           Adjustment to reflect share registration costs due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(m)           Adjustment to reflect insurance premiums due to the combining of the portfolios into one and based upon the current  expense structure for the Federated Value Fund.

(n)           Adjustment to reflect tax expense due to the combining of the portfolios into one and based upon the current expense structure for the Federated Value Fund.

(o)           Adjustment to reflect printing and postage due to the combining of the portfolios into one and based upon the current  expense structure for the Federated Value Fund.

(p)           Adjustment to reflect miscellaneous expense due to the combining of the portfolios into one and based upon the current  expense structure for the Federated Value Fund.

(q)           Adjustment to reflect the anticipated voluntary waiver of investment advisory fees on the average daily net assets of the Federated Value Pro Forma Combined Fund and Federated Value Pro Forma Combined Fund II.

(r)           Adjustment to reflect the anticipated voluntary waiver of administrative personnel and services fees on the average daily net assets of the Federated Value Pro Forma Combined Fund and Federated Value Pro Forma Combined Fund II.

(s)           Adjustment to reflect the anticipated reimbursement of transfer and dividend disbursing agent fees and expense due to the combining of the portfolios into one and based upon the current expense structure of Federated Value Fund.

(t)           Adjustment to reflect the reimbursement of shareholder services fees based on the anticipated expenses and average daily net assets of the Federated Value Pro Forma Combined Fund II.

(u)           Adjustment to reflect the anticipated reimbursement necessary based on the average daily net assets of the Federated Value Pro Forma Combined Fund and Federated Value Pro Forma Combined Fund II and the current expense structure of the Federated Value Fund.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of the Touchstone Diversified Small Cap Value Fund (the “Fund”), a series of Touchstone Funds Group Trust (the “Trust”), hereby appoint(s) Jay S. Fitton as proxy to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on August 20, 2009, at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 at 2:00 p.m. (Eastern Time) and at any adjournment thereof.

The proxy named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

1.
For shareholders of Touchstone Diversified Small Cap Value Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Clover Small Value Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Touchstone Diversified Small Cap Value Fund in exchange for Class A Shares of Federated Clover Small Value Fund to be distributed pro rata by Touchstone Diversified Small Cap Value Fund to its shareholders of Class A Shares and Class Z Shares and in exchange for Class C Shares of Federated Clover Small Value Fund, to be distributed pro rata by Touchstone Diversified Small Cap Value Fund to its shareholders of Class C Shares, in complete liquidation and termination of Touchstone Diversified Small Cap Value Fund

FOR                                          [   ]
AGAINST                                [   ]
ABSTAIN                                [   ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return
this card as soon as possible.

Dated

Signature

Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of the Touchstone Value Opportunities Fund (the “Fund”), a series of Touchstone Funds Group Trust (the “Trust”), hereby appoint(s) Jay S. Fitton as proxy to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on August 20, 2009 at 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 at 2:00 p.m. (Eastern Time) and at any adjournment thereof.

The proxy named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

1.
For shareholders of Touchstone Value Opportunities Fund, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Clover Value Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Touchstone Value Opportunities Fund in exchange for Class A Shares of Federated Clover Value Fund to be distributed pro rata by Touchstone Value Opportunities Fund to its shareholders of Class A Shares and Class Z Shares and in exchange for Class C Shares of Federated Clover Value Fund, to be distributed pro rata by Touchstone Value Opportunities Fund to its shareholders of Class C Shares, in complete liquidation and termination of Touchstone Value Opportunities Fund.

FOR                                           [   ]
AGAINST                                [   ]
ABSTAIN                                [   ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return
this card as soon as possible.

Dated

Signature

Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com